UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Amendment No. 3

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission (only as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement
☐	Definitive Additional Materials

FITT HIGHWAY PRODUCTS, INC.
(Name of Registrant Specified In Its Charter)

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

(Name of Person(s) Filing Information Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction: 0
(5)	Total fee paid: 0

☐	Fee paid previously with Preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.
(3) Filing Party:

Date Filed: June 27, 2013

FITT HIGHWAY PRODUCTS, INC.

P.O. Box 4709

Mission Viejo, CA 92690

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS

PRELIMINARY COPY

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

September ___, 2013

To the Stockholders of FITT HIGHWAY PRODUCTS, INC.:

NOTICE IS HEREBY GIVEN, that the holders of the outstanding shares of the common stock (“Common Stock”) and the preferred stock (“Preferred Stock”) of FITT Highway Products, Inc. (“Company”) who, in the aggregate, hold a majority of the voting power of all shares of the Company’s common and preferred stock entitled to vote have, by written consent in lieu of a special meeting of the Company’s stockholders on June 12, 2013, approved of the following action (“Action”):

(1) Entry into a Merger and Reorganization Agreement (the “Agreement) by and between FITT Highway Products, Inc., a Nevada corporation and F.I.T.T. Energy Products, Inc., a Nevada corporation (“Energy”), whereby Energy will be merged into the Company, with the Company being the surviving entity (the “Merger”).

SUMMARY TERMS OF THE MERGER

The following is a bullet point summary of the Merger with cross references to the attached Information Statement which contains further details of each related bullet point. Although we believe that this bullet point summary covers the material terms of the Merger, it may not contain all of the information that is important to you. You should carefully read the entire Information Statement and the other documents we refer to or incorporate by reference in this information statement for a more complete understanding of the Merger Agreement and the transactions.

•	Energy will merge with and into the Company, with the Company being the surviving corporation. See Page 6 of the attached Information Statement.
•	No independent financial advisor was consulted with on the relative advantages and disadvantages of the transactions by Energy or the Company. See Page 6 of the attached Information Statement.
•	The shares of the Company’s common stock to be issued to Energy Shareholders in the Merger initially will be issued with a restrictive legend. See Page 6 of the attached Information Statement.
•	The Company will issue to Energy Shareholders approximately 33,000,000 shares in connection with the Merger representing up to 95% of the Company’s outstanding common stock. See Page 8 of the attached Information Statement.
•	No independent valuation was conducted as to the value of Energy prior to executing the Merger Agreement. See Page 8 of the attached Information Statement.
•	The Company’s Chief Executive Officer is also the Chief Executive Officer of Energy and will hold 30% to 35% of the Company post-merger. See Page 11 of the attached Information Statement.
•	Financial information for Energy is unaudited and has not been previously audited. See Exhibit C of the attached Information Statement.

The cost of furnishing this Information Statement will be borne by us.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Your vote is not required to approve the foregoing action, and the enclosed Information Statement is not a request for your vote or a proxy. The accompanying information statement is furnished only to inform stockholders of the Action taken by written consent described above before they take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. This Information Statement is first being mailed to you on or about September ___, 2013, and we anticipate an effective date of the Actions to be October ___, 2013, or as soon thereafter as practicable in accordance with applicable law, including the Nevada Revised Statutes. No dissenters’ rights are afforded to our stockholders under Nevada law in connection with the Action described more fully below.

This Notice and the attached Information Statement are being sent to you for informational purposes only, and you are not being asked to take any action with respect to the Action.

By Order of the Board of Directors,

By:	/s/ Michael R. Dunn
Michael R. Dunn
Chief Executive Officer and
Member of the Board of Directors

By:	/s/Derek Jones
Derek Jones
Member of the Board of Directors

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PRELIMINARY INFORMATION STATEMENT

FITT HIGHWAY PRODUCTS, INC.

a Nevada corporation

P.O. Box 4709

Mission Viejo, CA 92690

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL INFORMATION

This Information Statement (“Information Statement”) has been filed with the United States Securities and Exchange Commission (“SEC”) pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and is being furnished to the holders of the outstanding shares of common stock (par value $0.001) of FITT Highway Products, Inc., a Nevada corporation (“Company,” “we,” “us,” “our,” or similar terms).  Effective June 12, 2013, pursuant to Section 78.320 of the Nevada Revised Statutes, the Company received, by written consent in lieu of a meeting, the approval of stockholders holding 491,301 shares of Common Stock and 105,000 shares of Series A Preferred Stock, which represents 52.5% of the total possible vote authorizing the following action (“Action”):

(1) Entry into a Merger and Reorganization Agreement (the “Agreement) by and between FITT Highway Products, Inc., a Nevada corporation and F.I.T.T. Energy Products, Inc., a Nevada corporation (“Energy”), whereby Energy will be merged into the Company, with the Company being the surviving entity (the “Merger”). A complete copy of the Agreement can be found as Exhibit 2.1 to the Company’s Form 8-K filed on June 19, 2013 and such Agreement is attached to this information statement hereto as Exhibit C .

Our Board of Directors (“Board”) fixed June 12, 2013 as the record date for determining the stockholders entitled to vote on the Actions. Stockholders holding an aggregate of 52.5% of the voting power of the Company as of June 12, 2013, with 491,301 shares of our outstanding common stock (“Common Stock”), with a power of one vote per share, plus 105,000 shares of our outstanding Series A Preferred Stock (“Preferred Stock”), with a power of ten (10) votes per share, collectively being equal to 52.5% of the total voting power of all of the Company’s capital stock then outstanding, have executed written consent resolutions approving the Action.

As our stockholders holding 52.5% of the voting power of our outstanding capital stock have already approved of the Action by written consent, we are not seeking approval for the Action from any of our remaining stockholders, nor will they be given an opportunity to vote on the Action.  All necessary corporate approvals have been obtained, and this Information Statement is being furnished solely for the purpose of providing advance notice to our stockholders of the Action, as required by the Exchange Act.

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.  We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our common stock.

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Under Section 14(c) of the Exchange Act and Rule 14c-2 promulgated there under, the Action cannot become effective until 20 days after the date this Information Statement is sent to our stockholders. This Information Statement was mailed to our stockholders on or about September ___, 2013 (“Mailing Date”). We expect the Action to become effective approximately twenty (20) days after the Mailing Date. Therefore, the effective date of the Merger is expected to be on or about October ___, 2013 (“Effective Date”).

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN

CONNECTION WITH THIS INFORMATION STATEMENT.  WE ARE NOT ASKING

YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

DESCRIPTION OF THE CORPORATE ACTIONS

Entry into Merger and Reorganization Agreement with F.I.T.T. Energy Products, Inc. whereby F.I.T.T. Energy Products, Inc. will be merged into the Company with the Company being the surviving entity.

Effective as of June 12, 2013, our Board executed a unanimous written consent authorizing and recommending that our stockholders approve the Company entering into a merger and reorganization agreement (the “Agreement”) whereby F.I.T.T. Energy Products, Inc. (“Energy”) would be merged into the Company with the Company being the surviving entity (the “Merger”).

The Company’s management has advised the Board the Company should enter into the Merger for the reasons provided below:

1. The Company’s management believes that the Merger will allow the Company to proceed forward with and expand its business operations, provide for a greater ability for the Company to raise necessary capital, and presents an opportunity to increase stockholder value.

Pursuant to Section 78.320 of the Nevada Revised Statutes, the affirmative vote of the holders of a majority of our outstanding voting stock is sufficient to approve the Merger, which vote was obtained by a majority written consent of the holders of the issued and outstanding shares of our Common Stock and our Series A Preferred Stock (representing an aggregate 52.5% of the total voting power of all outstanding shares of our Common Stock and Preferred Stock) on June 12, 2013.  On June 12, 2013, there were 1,885,949 shares of Common Stock of the Company. The voting power of the officers and directors of the Company, including the 105,000 shares of Preferred Stock voted by F.I.T.T. Energy Products, Inc., amounted to 1,541,300 out of a total of 2,935,949, which total represents the issued and outstanding Common Stock plus 1,050,000 shares per the 10-to-1 voting power of the Preferred Stock. Thus, the votes amounted to 52.5% of the total voting power of all issued and outstanding shares of Common Stock and Preferred Stock of the Company. Federal securities laws state that the Merger may not be completed until 20 days after the date of mailing of this information statement the Company stockholders. Therefore, notwithstanding the execution and delivery of the written consent, the Merger will not occur until that time has elapsed. The Company expects the Effective Date of the Merger to be on or about October ___, 2013.

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THE MERGER

This section of the information statement and the next section entitled “The Merger Agreement” describe the transaction. Although we believe that the description in this section covers the material terms of the Merger and the transactions, this summary may not contain all of the information that is important to you. You should carefully read the entire Information Statement and the other documents we refer to or incorporate by reference in this information statement for a more complete understanding of the Merger Agreement and the transactions.

General

The Merger and Reorganization Agreement provides that, as of the effective date of the Merger, F.I.T.T. Energy Products, Inc. will merge with and into the Company, and, as a result, the Company will continue in existence as the surviving corporation under the name FITT Highway Products, Inc.

Recommendation of the Boards

Taking into account all of the material facts, matters and information, including those described above, the Board of Directors of the Company and the board of managers of Energy believe that the Merger Agreement is advisable and fair to and in the best interests of each company and their respective stockholders.

No Independent Financial Advisor

Neither the Company nor Energy has engaged an independent financial advisor to consult on the relative advantages and disadvantages of the transactions.

Federal Securities Laws Consequences

The shares of the Company’s common stock to be issued to Energy Shareholders in the Merger initially will be issued with a restrictive legend until such time as they are registered and a registration statement is declared effective or they qualify for removal of the restrictive legend under federal securities regulations.

Shareholders’ Meeting

Upon completion of the Merger, the Company will hold a shareholders’ meeting to discuss the business operations of the Company.

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RISK FACTORS

YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING FACTORS, IN ADDITION TO THE OTHER INFORMATION INCLUDED ELSEWHERE IN THIS INFORMATION STATEMENT AND THE DOCUMENTS THAT THE COMPANY HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. UNLESS THE CONTEXT REQUIRES OTHERWISE, THE USE OF THE COMPANIES, THE COMBINED COMPANY, “US,” OR “WE” REFERS TO THE COMBINED COMPANY OF FITT HIGHWAY PRODUCTS, INC. AND F.I.T.T. ENERGY PRODUCTS, INC. AFTER GIVING EFFECT TO THE MERGER. ADDITIONAL RISKS AND UNCERTAINTIES NOT PRESENTLY KNOWN TO F.I.T.T. ENERGY PRODUCTS, INC. OR US OR THAT ARE NOT CURRENTLY BELIEVED TO BE IMPORTANT TO YOU, IF THEY MATERIALIZE, ALSO MAY ADVERSELY AFFECT THE MERGER AND THE PRICE OF OUR STOCK.

The following matters, among other things, may have a material adverse effect on the business, financial condition, liquidity, or results of operations of the Company. Reference to these factors in the context of a forward-looking statement or statements shall be deemed to be a statement that any one or more of the following factors may cause actual results to differ materially from those in such forward-looking statement or statements. Before you invest in our common stock, you should be aware of various risks, including those described below. Investing in our common stock involves a high degree of risk. You should carefully consider these risk factors, together with all of the other information included in this information statement, before you decide whether to purchase shares of our common stock. Our business and results of operations could be seriously harmed by any of the following risks. The trading price of our common stock could decline due to any of these risks, and you may lose part or all of your investment.

Risks Related to the Company

Our Common Stock is quoted on the OTC Markets, which may limit the liquidity and price of our Common Stock more than if our Common Stock were quoted or listed on the Nasdaq Stock Market or another national securities exchange.

Our securities are currently quoted on the OTC Markets, Inc., an inter-dealer automated quotation system for equity securities. Quotation of our securities on the Bulletin Board may limit the liquidity and price of our securities more than if our securities were quoted or listed on the Nasdaq Stock Market or another national securities exchange. As an OTC quoted company, we do not attract the extensive analyst coverage that accompanies companies listed on exchanges. Further, institutional and other investors may have investment guidelines that restrict or prohibit investing in securities traded on the Bulletin Board. These factors may have an adverse impact on the trading and price of our Common Stock.

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The trading price of our common stock may decrease due to factors beyond our control.

Our stock is currently quoted on the OTC Markets.  The stock market from time to time has experienced extreme price and volume fluctuations, which have particularly affected the market prices for emerging growth companies and which often have been unrelated to the operating performance of the companies. These broad market fluctuations may adversely affect the market price of our common stock. If our shareholders sell substantial amounts of their common stock in the public market, the price of our common stock could fall. These sales also might make it more difficult for us to sell equity, or equity-related securities, in the future at a price we deem appropriate.

The application of the “penny stock” rules could adversely affect the market price of our common shares and increase your transaction costs to sell those shares.

The Securities and Exchange Commission (the “SEC”) has adopted rule 3a51-1 which establishes the definition of a “penny stock,” for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions.

We do not pay dividends on our Common Stock.

We have not paid any dividends on our common stock and do not anticipate paying dividends in the foreseeable future. We plan to retain earnings, if any, to finance the development and expansion of our business.

Failure to achieve and maintain effective internal controls in accordance with Section 404 of The Sarbanes-Oxley Act Of 2002 could have a material adverse effect on our business and stock price.

Section 404 of the Sarbanes-Oxley Act of 2002 (“the Sarbanes-Oxley Act”) requires that we establish and maintain an adequate internal control structure and procedures for financial reporting and include a report of management on our internal control over financial reporting in our annual report on Form 10-K. That report must contain an assessment by management of the effectiveness of our internal control over financial reporting and must include disclosure of any material weaknesses in internal control over financial reporting that we have identified.

Risks Relating to the Merger

The Company and Energy may not achieve the benefits they expect from the Merger, which may have a material adverse effect on the companies’ business, financial, and operating results.

The Company and Energy intend to enter into the Merger Agreement with the expectation that the Merger will result in benefits to the combined company arising out of the combination of the businesses of the Company and Energy and an active trading market for Company’s common stock. To realize any benefits from the Merger, the combined company’s stock must continue to trade on the OTC Market following the Merger.

7

The issuance of shares of the Company’s Common Stock to Energy Shareholders in the Merger will substantially dilute the percentage ownership interests of current Company stockholders.

If the Merger is completed, it is anticipated that the Company will issue to Energy Shareholders approximately 33,000,000 shares in connection with the Merger. Upon completion of the Merger, the former Energy Shareholders will be issued shares of our common stock, representing in the aggregate up to approximately 95% of Company’s outstanding common stock on a fully-diluted basis immediately following the Merger.

The number of Shares to be issued to Energy Shareholders is dependent on a third-party valuation report which will be completed prior to the closing of the Merger.

The Board of Directors of the Company entered into the Merger Agreement with Energy without having begun or completed an independent valuation of Energy. The terms of the Merger Agreement requires that Energy is valued at a number at least nine (9) times that of the Company. If the valuation comes back at less than that, Energy has the right to terminate the Merger. If the valuation does not come back at a number acceptable for Energy to proceed forward, the Company’s operations and financial results will be materially adversely affected. Furthermore, because the terms of the Merger Agreement rely on the third-party valuation, the number of Shares to be issued to Energy shareholders and the dilution that will occur pursuant to the Merger is entirely dependent on the third-party valuation, over which management of the Company has no control.

Material United States Federal Income Tax Consequences

General

Company shareholders are urged to consult their own tax advisors as to the U.S. federal income tax consequences of the Merger based on their own circumstances, as well as the effects of state, local, non-U.S. tax laws and U.S. tax laws other than income tax laws.

Accounting Treatment

It is anticipated that the Merger will be treated as a recapitalization of Energy under generally accepted accounting principles.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following information concerns the compensation of the named executive officer for each of the last two completed fiscal years:

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Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Michael R. Dunn, CEO, CFO (1)	2012	$218,791	$-0-	$-0-	$-0-	$-0-	$-0-	$218,791
	2011	$208,373	$-0-	$-0-	$-0-	$-0-	$-0-	$208,373

(1)	Joined us May 28, 2008. For 2012 and 2011, only $500 and $1,000, respectively, of Mr. Dunn’s salary was paid. The remainder was accrued.

Outstanding Equity Awards At Fiscal Year-End

There were no unexercised stock options, stock that has not vested, or equity incentive plan awards for any named officer outstanding at the end of the last fiscal year:

Compensation of Directors

The directors of the Company received the following compensation in fiscal year 2012 for their services as directors.

Director Compensation

On October 15, 2009 the Board of Directors approved a program to compensate our outside directors at the rate of $3,000 per calendar quarter in cash or in equivalent value of shares of our common stock.  All directors are entitled to reimbursement of expenses incurred in the performance of their duties as directors, including their attendance at Board of Directors meetings.

During 2012 and 2011, the Company accrued director’s fees for Derek Jones in the amount of $12,000 and $12,000, respectively.

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Derek Jones	2012	$12,000	0	0	0	0	0	$12,000	(1)
	2011	$12,000	0	0	0	0	0	$12,000	(1)

(1) These fees have accrued but have not been paid.

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Stock Options

During the last two fiscal years, the officers and directors of the Company have received no stock options and no stock options are outstanding for them.

Equity Compensation Plans

The following table gives information about our common stock that may be issued upon the exercise of options under all of our equity compensation plans as of December 31, 2012.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders	0	0	13,889
TOTAL	0	0	13,889

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the Common Stock and Preferred Stock ownership as of the date of this Report, with respect to: (i) each person who is known to the Company to beneficially own more than 5% of the Company’s common stock; (ii) each officer and director; and (iii) all directors and officers as a group; based upon 2,035,949 shares of Common Stock outstanding and 105,000 shares of Preferred Stock outstanding. On the date of the shareholder consent for the Merger, there were 1,885,949 shares of Common Stock issued and outstanding.

	Common Stock		Preferred Stock
Name and Address of Beneficial Owners(1)	Amount and Nature of Beneficial Ownership	Percent Ownership of Class(2)	Amount and Nature of Beneficial Ownership	Percent Ownership of Class
Michael R. Dunn, CEO, CFO, Secretary, and Director	316,667	16.1%	-0-	0.0%
Derek Jones, Director	1,667	*	-0-	0.0%
All executive officers and directors as a group (two persons)	321,334	16.2%	-0-	0.0%
Who’s Ya Daddy, Inc.	100,000	5.0%	-0-	0.0%
Horwitz, Cron & Armstrong, LLP	100,000	5.0%	-0-	0.0%
Rand Scott, MD	89,167	4.5%	-0-	0.0%
Robert E. Crowson, Jr.	56,300	2.8%	-0-	0.0%
F.I.T.T. Energy Products, Inc.(3)	29,167	1.5%	105,000	100.0%

*Less than 1%.

(1)  c/o our address, P.O. Box 4709, Mission Viejo, CA  92690, unless otherwise noted.

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(2)   Except as otherwise indicated, we believe that the beneficial owners of common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

(3) Our CEO, Michael Dunn, is an owner of F.I.T.T. Energy Products, Inc., along with the Estate of Sam Maywood, MD and Rand Scott, MD, and exercises shared voting and investment power over the shares held by F.I.T.T. Energy Products, Inc. Mr. Dunn, the Estate of Sam Maywood MD, and Dr. Scott disclaim beneficial ownership of the 29,167 shares of Common Stock and 105,000 shares of Preferred Stock held by F.I.T.T. Energy Products, Inc. except to the extent of their pecuniary interest in the entity. The address of F.I.T.T. Energy Products, Inc. is P.O. Box 4709, Mission Viejo, CA 92690.

There are no agreements between or among any of the shareholders that would restrict the issuance of Shares in a manner that would cause any change in control of the Company. There are no voting trusts, pooling arrangements or similar agreements in the place between or among any of the shareholders, nor do the shareholders anticipate the implementation of such an agreement in the near future.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

The Company’s Chief Executive Officer, Michael R. Dunn, is also Chief Executive Officer of Energy. Upon completion of the Merger, Mr. Dunn will hold shares of the Company representing approximately 30% to 35% of the Company.

NO DISSENTERS’ RIGHTS

Under the Nevada Revised Statutes, our dissenting stockholders are not entitled to appraisal rights with respect to the Action, and we will not independently provide our stockholders with any such right.

SOLICITATION COSTS

We will bear the costs of preparing, assembling and mailing the Information Statement in connection with the Action.  Arrangements may be made with banks, brokerage houses and other institutions, nominees and fiduciaries, to forward the Information Statement to beneficial owners.  We will, upon request, reimburse those persons and entities for expenses incurred in forwarding this Information Statement to our stockholders.

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WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the Exchange Act and are required to file reports, proxy statements and other information with the SEC regarding our business, financial condition and other matters pursuant to and in accordance with the Exchange Act.  You may read and copy the reports, proxy statements and other information filed by us at the public reference facilities maintained by the SEC at 100 F Street, NE, Room 1580, Washington, DC 20549.  Please call the SEC at 1-800-SEC-0330 for additional information about the public reference facilities.  The reports, proxy statements and other information filed with the SEC are also available to the public over the internet at http://www.sec.gov, the internet website of the SEC.  All inquiries regarding our Company should be addressed to our corporate counsel at Horwitz, Cron & Armstrong, LLP, Attn: Lawrence W. Horwitz, Esq., 26475 Rancho Parkway South, Lake Forest, CA 92630.

BY ORDER OF THE COMPANY’S BOARD OF DIRECTORS

By:	/s/ Michael R. Dunn
Michael R. Dunn
Chief Executive Officer, Secretary and Member of the
Board of Directors

By:	/s/ Derek Jones
Derek Jones
Member of the Board
of Directors

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EXHIBIT A

FINANCIAL INFORMATION

F.I.T.T. ENERGY PRODUCTS INC.

F.I.T.T. Energy Products Inc.(Energy) is a private company and is not subject to SEC reporting requirements regarding 10-Q (Quarterly financial disclosures) or 10-K (Annual financial disclosures). As such the financial information provided in Exhibit A has not been previously filed or submitted to the SEC and have not been audited. The financial information is being provided to disclosure Energy’s most recent financial statements for the periods indicated.

F.I.T.T. ENERGY PRODUCTS, INC.

BALANCE SHEETS

(UNAUDITED)

	June 30, 2013	December 31, 2012

Assets
Current assets:
Cash and cash equivalents	$58,783	$7,268
Accounts receivable, net of allowance	–	824
Inventories	10,053	50,671
Prepaid expenses	4,761	4,740
Advances to related parties	896,391	741,382
Total current assets	969,988	804,885
Property and equipment, net	14,291	14,814
Investment securities:
Available for sale	1,750	7,000
Other	315,000	315,000
Total assets	$1,301,029	$1,141,699

Liabilities and Shareholders’ Deficit
Current liabilities:
Accounts payable	$96,179	$61,406
Accrued expenses	331,236	257,249
Notes payable	1,838,702	1,311,747
Total current liabilities	2,266,117	1,630,402
Notes payable – long-term	–	–
Total liabilities	2,266,117	1,630,402

Shareholders’ deficit:
Common stock, $0.001 par value: 100,000,000 shares authorized, 57,252,500 and 56,402,500 shares issued and outstanding at June 30, 2013 and December 31, 2012, respectively	57,603	56,403
Additional paid-in capital	2,598,628	2,305,158
Accumulated other comprehensive loss	(116,250)	(111,000)
Accumulated deficit	(3,505,069)	(2,739,264)
Total shareholders’ deficit	(965,088)	(488,703)
Total liabilities and shareholders’ deficit	$1,301,029	$1,141,699

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F.I.T.T. ENERGY PRODUCTS, INC.

STATEMENTS OF OPERATIONS

(UNAUDITED)

	Three Months Ended June 30, 2013	Six Months Ended June 30, 2013	Twelve Months Ended December 31, 2012

Net sales	$13,392	$15,490	$30,404
Cost of goods sold
Product sold	5,212	5,955	11,531
Inventory impairment	24,270	24,270	–
Gross profit (loss)	(16,090)	(14,735)	18,873

Operating expenses:
Selling and marketing	92,205	120,023	57,217
General and administrative	116,304	166,405	118,103
Fair value of contributed employee services	62,500	125,000	250,000
Total operating expenses	271,009	411,428	425,320
Operating loss	(287,099)	(426,163)	(406,447)

Other (income) expense:
Interest expense	294,453	339,242	370,499
Other expense, net	200	400	–
Income (loss) before income taxes	(581,752)	(765,805)	(776,946)
Income taxes	–	–	800
Net loss	$(581,752)	$(765,805)	$(777,746)

Basic and diluted net loss per common share	$(0.01)	$(0.01)	$(0.01)

Weighted average number of common shares used in basic and diluted per share calculations	57,505,247	57,286,077	55,987,664

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F.I.T.T. ENERGY PRODUCTS, INC.

STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Six Months Ended June 30, 2013	Twelve Months Ended December 31, 2012

Cash flows from operating activities:
Net loss	$(765,805)	$(777,746)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock compensation expense	60,000	–
Common stock issued for services	27,500	–
Fair value of contributed employment services	125,000	250,000
Fair value of contributed administrative costs	15,170	30,340
Depreciation	2,783	2,228
Amortization of debt discount	274,455	253,337
Changes in operating assets and liabilities:
Accounts receivable	824	(824)
Inventories	40,618	(50,671)
Prepaid expenses and other assets	(20)	(1,530)
Accounts payable	34,772	11,050
Accrued expenses	73,987	112,986
Advances from related parties	(155,009)	(319,238)
Net cash used in operations	(265,725)	(490,068)

Cash flows from investing activities:
Capital expenditures	(2,260)	(14,310)
Net cash used in investing activities	(2,260)	(14,310)

Cash flows from financing activities:
Proceeds from issuance of notes payable	255,000	205,000
Proceeds from capital contributions	64,500	298,500
Net cash provided by financing activities	319,500	503,500

Net change in cash and cash equivalents	51,515	(878)
Cash and cash equivalents at beginning of period	7,268	8,146
Cash and cash equivalents at end of period	$58,783	$7,268

15

EXHIBIT B

FINANCIAL INFORMATION

F.I.T.T. HIGHWAY PRODUCTS INC.

F.I.T.T. Highway Products Inc.(FHWY) is a public company and is subject to SEC reporting requirements regarding 10-Q (Quarterly Financial Information) and 10-K (Annual Financial Information). As such the financial information provided in Exhibit B has been previously filed with the SEC. The financial information provided in Exhibit B contains only the financial portions of the most recently filed 10-Q and 10-K, for complete copies you may view these filings online at the SEC’s website http://www.sec.gov or contact the Company at: FITT HIGHWAY PRODUCTS, INC. P.O. Box 4709 Mission Viejo, CA 92690.

FITT HIGHWAY PRODUCTS, INC.

BALANCE SHEETS

	December 31,
	2012	2011

Assets
Current assets:
Cash and cash equivalents	$–	$–
Prepaid and other	–	1,000
Total current assets	–	1,000
Property and equipment, net	208	751
Total assets	$208	$1,751

Liabilities, Redeemable Preferred Stock and Shareholders’ Deficit
Current liabilities:
Accounts payable	$810,560	$869,734
Accrued expenses	78,127	229,419
Accrued compensation	1,280,232	1,046,428
Accrued litigation	–	1,790,000
Notes payable	302,000	502,000
Advances from related parties	380,103	480,238
Total current liabilities	2,851,022	4,917,819
Total liabilities	2,851,022	4,917,819

Redeemable Series A convertible preferred stock, $0.001 par value, 6,300,000 and no shares authorized, 105,000 and no shares issued and outstanding, and redemption value of $315,000 and zero at December 31, 2012 and 2011, respectively	315,000	–

Shareholders’ deficit:
Preferred stock, $0.001 par value: 13,700,000 and 20,000,000 shares authorized, no shares issued and outstanding at December 31, 2012 and 2011, respectively.	–	–
Common stock, $0.001 par value: 150,000,000 shares authorized, 1,554,249 and 1,484,249 shares issued and outstanding at December 31, 2012 and 2011, respectively.	1,554	1,484
Additional paid-in capital	29,566,251	29,414,952
Accumulated deficit	(32,733,619)	(34,332,504)
Total shareholders’ deficit	(3,165,814)	(4,916,068)
Total liabilities, redeemable preferred stock and shareholders’ deficit	$208	$1,751

See accompanying Notes to Financial Statements.

16

FITT HIGHWAY PRODUCTS, INC.

STATEMENTS OF OPERATIONS

	Year Ended December 31,
	2012	2011

Revenue – royalties	$454	$–

Operating expenses:
Selling and marketing	2,667	66,499
General and administrative	755,229	1,022,291
Total operating expenses	757,896	1,088,790
Operating loss	(757,442)	(1,088,790)

Other (income) expense:
Interest	21,122	60,426
Gain on extinguishment of debt and creditor obligations	(2,379,049)	(9,347)
Other expense, net	800	800
Income (loss) before income taxes	1,599,685	(1,140,669)
Income taxes	800	800
Net income (loss)	$1,598,885	$(1,141,469)

Income (loss) per common share - basic	$1.04	$(0.80)
Income (loss) per common share - diluted	$1.00	$(0.80)

Weighted average number of common shares used in basic calculations	1,533,333	1,424,832
Weighted average number of common shares used in diluted calculations	1,599,317	1,424,832

See accompanying Notes to Financial Statements.

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FITT HIGHWAY PRODUCTS, INC.

STATEMENTS OF SHAREHOLDERS’ DEFICIT

	Preferred Stock		Common Stock		Additional Paid-In	Accumulated
	Shares	Amount	Shares	Amount	Capital	Deficit	Total

Balance at December 31, 2010	–	$–	1,286,582	$1,287	$28,339,520	$(33,191,035)	$(4,850,228)
Stock issued to non-employees for services and operating expenses	–	–	56,667	57	271,424	–	271,481
Stock issued in connection with settlement of litigation	–	–	3,333	3	19,997	–	20,000
Stock issued to reduce indebtedness to FITT	–	–	70,834	71	340,929	–	341,000
Stock issued for accrued compensation	–	–	75,333	75	416,125	–	416,200
Stock issued in connection with the issuance of notes payable	–	–	8,333	8	26,940	–	26,948
Cancellation of common shares outstanding	–	–	(16,833)	(17)	17	–	–
Net loss	–	–	–	–	–	(1,141,469)	(1,141,469)
Balance at December 31, 2011	–	–	1,484,249	1,484	29,414,952	(34,332,504)	(4,916,068)
Stock issued to non-employees for services and operating expenses	–	–	20,000	20	24,349	–	24,369
Stock issued in connection with settlement of litigation:
Newly issued shares	–	–	66,667	67	127,933	–	128,000
Cancel shares previously issued	–	–	(16,667)	(17)	(983)	–	(1,000)
Net income	–		–	–	–	1,598,885	1,598,885
Balance at December 31, 2012	–	$–	1,554,249	$1,554	$29,566,251	$(32,733,619)	$(3,165,814)

See accompanying Notes to Financial Statements.

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FITT HIGHWAY PRODUCTS, INC.

STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2012	2011

Cash flows from operating activities:
Net income (loss)	$1,598,885	$(1,141,469)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Gain on extinguishment of debt and creditor obligations	(2,379,049)	(9,347)
Common stock issued for services rendered	24,369	271,481
Interest paid with third party common stock	–	9,000
Depreciation	543	977
Amortization of debt discount	–	17,949
Changes in operating assets and liabilities:
Accounts payable	185,276	76,471
Accrued expenses	13,005	20,207
Accrued compensation	372,106	356,138
Net cash used in operating activities	(184,865)	(398,593)

Cash flows from financing activities:
Net advances from related parties	184,865	348,593
Proceeds from issuance of notes payable	–	50,000
Net cash provided by financing activities	184,865	398,593

Net decrease in cash and cash equivalents	–	–

Cash and cash equivalents at beginning of year	–	–
Cash and cash equivalents at end of year	$–	$–

Supplemental disclosure of cash flow information:
Cash paid for interest	$8,116	$3,377
Cash paid for income taxes	$–	$–

Supplemental disclosure of non-cash investing and financing activities:
Issuance of capital stock to reduce advances to related parties:
Preferred stock	$315,000	$–
Common stock	$–	$341,000
Notes payable and advances extinguished through cancellation or statute expiration	$220,000	$–
Issuance of common stock in connection with litigation settlement	$128,000	$20,000
Issuance of common stock for accrued compensation	$–	$416,200
Issuance of common stock held by third party for interest on notes payable	$–	$9,000

See accompanying Notes to Financial Statements.

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FITT HIGHWAY PRODUCTS, INC.

Notes to Financial Statement

1.          Business and Management’s Plan of Operation

Reverse Stock Split

On November 5, 2012, our Board of Directors approved researching a recapitalization of our company. Based on the results of the research, on November 29, 2012, the Board executed a unanimous written consent authorizing and recommending that our stockholders approve a proposal to institute a one-for-sixty (1:60) reverse stock split. On the same day, holders of a majority of the voting power of all shares of our common and preferred stock entitled to vote, by written consent in lieu of a special meeting of our stockholders, approved the following action: perform a one-for-sixty (1:60) reverse stock split of our issued and outstanding shares of common stock and preferred stock while maintaining the number of authorized shares at 150,000,000 shares of Common Stock and 20,000,000 shares of Preferred Stock (the “Reverse Split”). On January 13, 2013 we filed with the Securities and Exchange Commission (“SEC”) a Schedule 14C Definitive Information Statement notifying our shareholders of the Reverse Split and on January 23, 2013 such notice was mailed to our shareholders. The reverse split became effective February 12, 2013. All references to shares and per share information in these financial statements have been restated to give effect to the Reverse Split.

Business

FITT Highway Products, Inc. (the “Company”) is in the business of the manufacturing (on an outsource basis), distribution and sale of energy drinks. Our current active product is a two-ounce energy shot named “F.I.T.T. Energy for Life” (the “FITT Energy Shot”).

We have significant debt that was incurred, for the most part, under previous management. As a result of this significant debt, and other factors, third parties performing marketing, production and fulfillment services have been unwilling to enter into agreements directly with us. In addition, we have been unable to attract necessary investment dollars to conduct operations. Therefore, effective August 12, 2010 we entered into an operating agreement (the “Operating Agreement”) with F.I.T.T. Energy Products, Inc. (“FITT”), a separate entity controlled by certain of our investors and management and whose largest shareholder is our CEO. Under the agreement, FITT is performing a majority of the operating functions for the FITT Energy Shot, and is recording all related results of operations. In exchange, FITT is obligated to pay us a royalty of $0.05 per bottle sold of the FITT Energy Shot.

Management’s Plan of Operations

Our revenues, and related cash flow, are presently limited to the receipt of royalties from FITT of $0.05 per bottle sold of the FITT Energy Shot. FITT is not obligated to pay us royalties for any additional products it has developed and funded. As such, we are currently dependent upon the success of FITT’s operating capabilities with respect to the FITT Energy Shot.

In October 2011, FITT entered into an exclusive Master Marketing Agreement with GRIPS Marketing Corporation (“GRIPS”). GRIPS is managed by an individual with over 40 years’ experience marketing a variety of products to convenience stores and other retail outlets, and who has long-term relationships with some major distributors that service those outlets. In April 2012, with the assistance of GRIPS, FITT received a letter from a national distributor in which the distributor agreed to team up with FITT to distribute FITT’s energy products, including the FITT Energy Shot, to the distributor’s customer base. The distributor’s plan was to launch FITT’s products in California, Nevada and Arizona, then move across the country to other divisions. During the second quarter of 2012, FITT began shipping the FITT Energy Shot, along with other products it has developed, to the distributor who then shipped the products to certain of its convenience store customers in the regions identified.

For the years ended December 31, 2012 and 2011, we had no significant revenues. This was primarily due to a lack of operating capital, our decision in prior years to temporarily suspend our sales activity to focus on a new marketing strategy and product development, and our Operating Agreement with FITT.  In 2010 we began a program to compromise debt, and for the year ended December 31, 2012 we experienced net income of nearly $1.6 million, principally as a result of gains from our continuing debt compromise program. Excluding said non-cash gains, we continued to incur significant operating losses for 2012 as we did in 2011, and continue to have a significant working capital deficit. Our goal has been, and continues to be, to compromise our debt at a rate of no more than $0.10 per one dollar of debt. We believe that, until the debt can be compromised, we will be unable to operate in the normal course of business and our ability to attract capital will continue to be greatly impaired. These factors raise substantial doubt about our ability to continue as a going concern. See Note 3 for a summary of our progress toward the compromise of our debt.

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During the first quarter of 2012, FITT proposed negotiating a business combination with us if (1) we are able to mitigate our debt to their satisfaction, (2) assets in the merged entity would be protected from claims of our prior creditors, and (3) our Board of Directors and shareholders approve the proposed business combination agreement once it is negotiated. In proposing such a negotiation, FITT also requires that an independent appraisal be obtained to support any exchange of securities in the transaction. On November 5, 2012, our Board of Directors approved commencing formal negotiations with FITT in this regard, but at this point, there can be no assurance that such negotiations will result in an agreement.

Management continues to seek capital through various sources, but given the present economic environment and our current financial condition, management is not confident it can attract any capital without significantly mitigating our debt. The financial statements have been prepared on a going concern basis which contemplates the realization of assets and the settlement of liabilities in the normal course of business.  The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets and liabilities that might result from the outcome of this uncertainty.

2.          Basis of Presentation and Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses during the reporting period.  Our significant estimates relate to the assessment of contingencies related to pending or threatened litigation, and the valuation of stock awards, options and warrants to purchase common stock.

Concentrations of Credit Risks

We will invest any cash balances we may have through high-credit quality financial institutions.  From time to time, we may maintain bank account levels in excess of FDIC insurance limits.  If the financial institution in which we have our accounts has financial difficulties, any cash balances in excess of the FDIC limits could be at risk.

There were no accounts receivable at either December 31, 2012 or 2011. In addition, there were no sales during either 2012 or 2011 – only minor royalty revenue in 2012.

Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation.  Depreciation is computed using the straight-line method over the estimated useful life of five years.  Significant renewals and betterments are capitalized while maintenance and repairs are charged to expense as incurred.  Leasehold improvements are amortized on the straight-line basis over the lesser of their estimated useful lives or the term of the related lease.

Fair Value of Financial Instruments

The Company follows the guidance of ASC 820 – Fair Value Measurement and Disclosure. Fair value is defined as the exit price, or the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date. The guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs market participants would use in valuing the asset or liability and are developed based on market data obtained from sources independent of our Company. Unobservable inputs are inputs that reflect our Company’s assumptions about the factors market participants would use in valuing the asset or liability. The guidance establishes three levels of inputs that may be used to measure fair value:

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Level 1. Observable inputs such as quoted prices in active markets;

Level 2. Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

Level 3. Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

As of December 31, 2012 and 2011, we did not have any level 1, 2, or 3 assets or liabilities.

Debt Issued with Common Stock

Debt issued with common stock is accounted for under the guidelines established by ASC 470-20 – Accounting for Debt With Conversion or Other Options. We record the relative fair value of common stock related to the issuance of convertible debt as a debt discount or premium.  The discount or premium is subsequently amortized to interest expense over the expected term of the convertible debt.

Income Taxes

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.  Due to historical net losses, a valuation allowance has been established to offset the deferred tax assets.

Revenue Recognition

Royalty revenue is recorded when earned in accordance with the underlying agreement. Revenue can be recognized as earned when 1) persuasive evidence of an arrangement exists, 2) delivery has occurred, 3) the price is fixed and determinable, and 4) collection is reasonably assured. Revenue is recognized on the date of sale of the product when transfer of legal title has occurred.

Net Income (Loss) per Share

Basic and diluted net income (loss) attributable to common stockholders per share is calculated by dividing the net income (loss) applicable to common stockholders by the weighted-average number of common shares outstanding during the period. At December 31, 2012 and 2011, we had outstanding warrants to purchase zero and 4,736 common shares, respectively. The exercise prices of all warrants were in excess of the average closing price of our common stock during the years ended December 31, 2012 and 2011. At December 31, 2012, we had 105,000 shares of redeemable preferred stock, which were issued in May 2012, convertible into an equal amount of our common shares. The weighted average number of shares of common stock of the convertible preferred stock were included in the calculation of diluted net income per share for the year ended December 31, 2012 (65,984 shares).

Stock-Based Compensation

We account for our stock-based compensation in accordance with ASC 718 – Stock Compensation. We account for all stock-based compensation using a fair-value method on the grant date and recognizes the fair value of each award as an expense over the requisite vesting period.

Accounting for Equity Instruments Issued to Non-Employees

We account for our equity-based payments to non-employees under ASC 505 – Equity. The fair value of the equity instrument issued or committed to be issued is used to measure the transaction, as this is more reliable than the fair value of the services received. The fair value is measured at the value of our common stock on the date the commitment for performance by the counterparty has been reached or the counterparty’s performance is complete. The fair value of the equity instrument is charged directly to the statement of operations and credited to common stock and/or additional paid-in capital as appropriate.

Recent Accounting Pronouncements

In December 2011, the FASB issued changes to the disclosure of offsetting assets and liabilities. These changes require an entity to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The enhanced disclosures will enable users of an entity's financial statements to understand and evaluate the effect or potential effect of master netting arrangements on an entity's financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. These changes become effective for us on January 1, 2013. Management does not believe the adoption of these changes will have an impact on our financial statements.

The FASB issues ASUs to amend the authoritative literature in ASC. There have been a number of ASUs to date that amend the original text of ASC. We believe those issued to date either (i) provide supplemental guidance, (ii) are technical corrections, (iii) are not applicable to our Company or (iv) are not expected to have a significant impact on us.

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3.          Debt Compromise Program

As stated in Note 1, we have significant debt that was incurred, for the most part, under previous management, and we are continuing with our program to compromise this debt in a substantial way. Our goal is to settle the debt at an overall rate of no more than $0.10 per one dollar of debt. During 2012, through actions conducted by our legal counsel, we reached tentative verbal settlement agreements with certain of our creditors and, subsequent to December 31, 2012, a number of these verbal settlements were finalized. With respect to any remaining verbal settlements, nothing definitive is yet in place. In addition, we determined that the statute of limitations for certain of our creditors to enforce collection of any amounts they might be owed has now, or will soon elapse. We have written off those accounts for which the statute of limitations has expired. The Company also reviewed any claims or liens on these accounts before mitigation. Finally, we determined that certain debt will not be owed based on non-performance by certain creditors. Based on our negotiations and determinations, we have during the year ended December 31, 2012, or may in the near future, reduce our balance sheet debt as shown below:

	2012	Future Periods
Accounts payable	$344,450	$324,570
Accrued expenses	164,297	77,827
Accrued compensation	138,302	–
Accrued litigation	1,790,000	–
Notes payable	200,000	302,000
Advances from related parties	20,000	–
	$2,657,049	$704,397

Amounts written-off in 2012 include $1,790,000 in settled litigation obligations (see Note 11), $61,000 in canceled notes payable and accrued interest thereon and $806,049 for other factors, mainly due to the expiration of statute of limitations.

Amounts to be written-off in future periods include $653,406 in settled obligations which were finalized and funded during the first quarter of 2013 and $50,991 due to the expiration of statute of limitations. Funding of $150,000 for the obligations settled in the first quarter of 2013 was arranged with third party investors. See Note 16 for more information. As of December 31, 2012, under the condition that statutes of limitations continue to pass on certain creditor balances, we anticipate future write-offs will be made in the following periods ending:

	Total	Settled Obligations	Statute Expiring
March 31, 2013	$696,713	$653,406	$43,307
June 30, 2013	875	–	875
September 30, 2013	6,809	–	6,809
	$704,397	$653,406	$50,991

Amounts expected to be compromised in future periods identified above are dependent on the continued willingness of our creditors to honor tentative verbal settlement agreements and the inability of creditors to enforce collection after certain statute of limitations expires. Management cannot make any assurances that such conditions will be met.

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4.          Property and Equipment

Property and equipment consist of the following at December 31:

	2012	2011
Furniture and fixtures	$6,536	$6,536
Computers	4,884	4,884
Software	2,584	2,584
	14,004	14,004
Less accumulated depreciation	(13,796)	(13,253)
	$208	$751

Depreciation expense for the years ended December 31, 2012 and 2011 was $543 and $977, respectively.

5.          Accounts Payable

During 2012 we wrote-off $344,450 in accounts payable mainly as a result of the expiration of the statute of limitation for creditors to enforce collection of their debt. In addition, our legal counsel reached tentative verbal settlement agreements to settle certain accounts payable obligations totaling $273,579, and subsequent to December 31, 2012, we were able to finalize and fund these settlements. See Notes 3 and 16 for further information. We also expect to write-off an additional $50,991 in accounts payable in future periods due to the expiration of the statute of limitations to enforce collection. Such write-offs are dependent upon the absence of additional claims on aged balances expected to be written off.

Accounts payable at December 31, 2012 consists of the following:

Owed to ongoing vendors	$332,632
Owed from prior settlements	100,000
Owed – attempting to settle	53,358
To be written-off in future periods:
Settled – agreements finalized in first quarter of 2013	273,579
Statute of limitations to expire (Note 3)	50,991
$810,560

Amounts owed to ongoing vendors are mainly the result of obligations for legal, accounting and outside director fees which are necessary to maintain our status as a fully reporting public company.

6.          Accrued Expenses

Accrued expenses consist of the following at:

	2012	2011
Accrued interest – note payable to Distributor	$40,327	$34,571
Accrued interest – notes payable - bridge loans	–	7,000
Accrued interest – notes payable - other	–	80,700
Other	37,800	107,148
	$78,127	$229,419

During 2012 we extinguished accrued expenses totaling $164,297 in connection with compromising our debt. Accrued interest on Notes Payable – Bridge Loans was extinguished along with the cancellation of those notes based on agreements with the creditors. Accrued interest on the Notes Payable – Other was eliminated as a result of the expiration of the statute of limitations for creditors to enforce collection of their debt. See Note 8. Also written off due to statute of limitations expiration was other accrued expenses totaling $59,347.

24

Subsequent to December 31, 2012, we finalized and funded a settlement agreement for our Note Payable – Distributor settlement (to which the $40,327 accrued interest relates) and for our Note Payable – Trademark settlement (to which $37,500 of other accrued expenses relates). During the first quarter of 2013, these amounts will be written-off as more fully discussed in Note 8.

7.          Accrued Compensation

Accrued compensation consists of the following at:

	2012	2011
Accrued officers (and former officers) compensation	$669,117	$554,382
Other accrued compensation	210,230	116,362
Accrued payroll taxes – delinquent	277,800	269,663
Accrued payroll taxes on accrued payroll (not yet due)	123,085	101,635
Other	–	4,386
	$1,280,232	$1,046,428

During 2012 we wrote-off $138,302 in accrued compensation as a result of a number of factors including the expiration of the statute of limitation for creditors to enforce collection of their debt. Due to a continuing lack of capital, we have been unable to pay the majority of the compensation owed to our officers and employees. In addition, in 2007 and 2008, our prior management did not pay certain federal and state payroll tax obligations and they became delinquent. The delinquent tax amounts shown above consist of

	2012	2011
Federal – trust fund portion	$107,334	$107,334
Federal – interest and penalties	75,809	70,622
State – trust fund portion	64,913	64,913
State – interest and penalties	29,744	26,794
	$277,800	$269,663

In October 2010, the IRS filed a federal tax lien against us in the amount of $136,678 related to past-due payroll taxes. Also in October 2010, the IRS served FITT with a Notice of Levy in the amount of $152,974 attaching all royalty payments payable to us by FITT over and above $83,166, which was the amount owed by us to FITT as of October 15, 2010. The amount of the levy represents the amount of the IRS tax lien plus statutory additions. Through our legal counsel, we are actively attempting to work with the IRS and Franchise Tax Board to mitigate these liabilities; however, until such time that formal agreements are in place, penalties and interest will continue to accrue on past due balances.

In November of 2011, we entered into a settlement agreement with a former employee under which we settled all prior wage and other claims for 333 shares of our common stock valued at $1,200 and $500 cash. We recorded a gain on extinguishment of debt and creditor obligations of $9,347 and reduced Other Accrued Compensation by $11,047 in connection with this settlement.

During 2011, our two existing employees elected to accept common shares in lieu of a portion of their accrued compensation. On March 28, 2011, we filed a registration statement on Form S-8 under which a total of 29,167 common shares were registered and issued to an officer and an employee at a value of $4.80 per share, or $140,000. On May 18, 2011, we filed another registration statement on Form S-8 under which a total of 45,833 common shares were registered and issued to an officer and an employee at a value of $6.00 per share, or $275,000. In connection with their agreement to accept the common shares, the two employees have agreed not to sell any of these shares issued them until March 31, 2013. During the time the two employees have been prohibited from selling these shares to make-up for wages they were not paid, the market price has declined significantly to $0.21 per share based on the closing price of the stock on April 8, 2013. During 2012 there were no shares issued to officers or employees.

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8.          Notes Payable

Notes payable consists of the following at:

	2012	2011
Note payable – distributor settlement	$202,000	$202,000
Note payable – trademark settlement	100,000	100,000
Notes payable – bridge loans	–	50,000
Notes payable – other	–	150,000
Subtotal	302,000	502,000
Less current portion	(302,000)	(502,000)
Long-term portion	$–	$–

Note Payable – Distributor Settlement

This note payable arose from a February 1, 2008 settlement agreement with Christopher Wicks (“Wicks”) and Defiance U.S.A., Inc., under which we agreed to pay Wicks the sum of $252,000 under a payment schedule detailed therein, with the final payment due February 2010. Interest was to accrue at 5% per annum beginning in August 2008. We have made payments totaling $50,000. In July 2012, the noteholder agreed, on a tentative verbal basis, to accept a payment of $20,200 in full settlement of all amounts owing under this note payable, including accrued interest (see Note 6). Subsequent to December 31, 2012, we were able to finalize and fund this settlement. As a result, during the first quarter of 2013 this debt, as well as the related accrued interest described in Note 6, will be written-off and we will record an overall gain on extinguishment of debt of approximately $221,000. At December 31, 2012 and 2011, the outstanding balance of $202,000 at the end of each period was classified as a current liability in the accompanying balance sheet.

Note Payable – Trademark Settlement

This note payable arose from a March 4, 2009 settlement agreement with Who’s Ya Daddy, Inc. (“Daddy”) concerning an alleged infringement on a trademark of Daddy. The settlement amount totaled $125,000 and called for $25,000 to be paid immediately with additional payments of $10,000 to be made every 60 days, beginning April 30, 2009, until the obligation was fully paid. The payment of $25,000 was paid through an advance by a former officer. The note payable contains no provision for interest. Subsequent to December 31, 2012, we were able to negotiate a settlement of this debt for a total value of $50,000 ($25,000 cash and 100,000 shares of our common stock valued at $0.25 per share). The shares were fully vested on March 5, 2013, the date of issuance. During the first quarter of 2013, this debt will be written-off along with a related accrued expense described in Note 6, and we will record an overall gain on extinguishment of debt of $87,500. As of December 31, 2012 and 2011, we were in default for non-payment and the outstanding balance of $100,000 at the end of each period was classified as a current liability in the accompanying balance sheet.

Notes Payable – Bridge Loans

On April 18, 2011, we issued two notes with face value totaling $50,000, along with 8,333 shares of our common stock, and the proceeds were used to repay advances to FITT. On April 26, 2012, the two noteholders agreed to cancel the notes, forgive interest thereon and enter into new note payable agreements directly with FITT. In connection with the cancellation of the notes, during the second quarter of 2012, we reduced notes payable and accrued interest by a total of $61,000, adjusted our payable to FITT by $50,000 and recorded the remaining $11,000 as a gain on extinguishment of debt.

Notes Payable – Other

This category consists of notes payable to two individuals, one for $100,000 and the other for $50,000. We have determined that the statute of limitation for the noteholders to enforce collection of their debt has expired. As a result, during 2012 we extinguished the notes payable of $150,000 and the related accrued interest of $83,950, and recorded a gain on extinguishment of debt of $233,950.

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9.          Related Parties

As previously discussed, we have limited capital resources and liquidity.  As a result, during the periods covered by this report, related parties advance funds to us in order for us to pay certain obligations. Advances from related parties consist of the following at:

	2012	2011
Advances from CEO and former officer	$117,403	$102,087
Advances from FITT	247,700	363,151
Advances from Shareholder	15,000	15,000
	$380,103	$480,238

During 2012 we wrote-off $20,000 in advances from a former officer after determining that the statute of limitations for the enforcement of debt collection had expired.

Advances from our CEO consist of monies advanced personally by him or through a company he owns. In addition, during the periods covered by this report, we received advances from FITT, an entity controlled by certain of our investors and management and whose largest shareholder is our CEO. The advances from related parties are due upon demand, are expected to be settled within one year, and therefore do not incur interest.

Activity in advances from related parties during 2012 and 2011 consists of the following:

	2012	2011
Balance beginning of period	$480,238	$472,645
Increases:
Net advances	184,865	348,593
Cancellation of Notes Payable – Bridge Loans	50,000	–
Decreases:
Preferred shares issued to FITT	(315,000)	–
Write-off advances from former officer	(20,000)	–
Common shares issued to FITT	–	(216,000)
Common shares issued to Dr. Rand Scott	–	(25,000)
Common shares issued to Havas	–	(100,000)
	$380,103	$480,238

While our Operating Agreement with FITT requires that it makes royalty payments to us based on sales of the FITT Energy Shot, royalties earned to date have been insignificant. Until FITT begins making significant sales of the FITT Energy Shot, any royalty payments we receive will not be large enough to reduce in any meaningful way the amount we owe FITT. Therefore during the periods presented by this report, FITT has several times requested that we reduce the amount we owe them. As discussed in Note 12, on May 15, 2012, we issued 105,000 shares of our preferred stock, valued at $315,000, to FITT as a partial reduction of the debt we owed them. On April 1, 2011, we issued to FITT 50,000 shares of our common stock, valued at $216,000, as a partial reduction of amounts we owed them.

Additionally, in May 2011, we entered into agreements with Dr. Rand Scott and Havas under which we agreed to issue a total of 20,834 shares of our common stock, valued at a total of $125,000, for services Dr. Scott and Havas would perform for FITT.

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10.          Commitments and Contingencies

We lease our current office space in Mission Viejo, California on a month-to-month basis and has no other non-cancellable operating leases.  The monthly payment under the lease is $2,000. Rent expense under operating leases amounted to $24,000 and $23,750, respectively, for the years ended December 31, 2012 and 2011, respectively.

11.          Litigation

Sacks Motor Sports Inc.

In 2006, we received a Demand for Arbitration filed with the American Arbitration Association from Sacks Motor Sports Inc. (“Sacks”) seeking damages arising out of a sponsorship contract.  On February 13, 2007, the Arbitrator awarded Sacks $1,790,000.  This amount was recorded as an expense in the quarter ending December 31, 2006 and was fully reserved on the balance sheet. In 2008, after we appealed the award, the Middle District of Florida (“Florida Court”) denied our petition and entered judgment in favor of Sacks for the principal sum of $1,790,000 together with post-award interest from February 13, 2007 (the “Florida Judgment”). On August 30, 2008, Sacks had the Florida Judgment filed in the United States District Court for the Southern District of California (“California Court”) in an attempt to make collection against any of our California assets.

On May 2, 2012, we entered into a Settlement Agreement and Release (“Sacks Settlement”) with Sacks. Under the Sacks Settlement, we provided Sacks with a total of 66,667 shares of our restricted common stock and cancelled 16,667 shares previously issued to Sacks in March 2010 under a settlement agreement that was never finalized. In exchange Sacks executed and delivered to us forms of Acknowledgement of Full Satisfaction of Judgment for filing with the Florida Court and the California Court. We also agreed that one year from the effective date of the Sacks Settlement, we would request, based on legally available rules and exemptions, that the shares become free-trading. The shares were fully vested on the date of the Sacks Settlement and were valued based on the market price of the shares on the agreement date. During 2012, in connection with this settlement, we recorded a gain on extinguishment of debt of approximately $1.57 million.

Oswald & Yap

On January 13, 2012, a complaint was filed against us in the Superior Court of the State of California, County of Orange, by Oswald & Yap LLP (“Oswald”).  The complaint, which was for unpaid legal services in the amount of $40,734, also named our CEO and FITT as defendants.  Our CEO, as an individual, and FITT, as a company, were never a party to any agreement with Oswald.  Effective October 17, 2012, we entered into an Agreement for Use of Stipulation for Judgment under which we agreed to pay Oswald $25,000 no later than December 17, 2012 and Oswald agreed to release all defendants, but we were unable to make the required payment.

On October 12, 2012, attorneys for our CEO and FITT filed a Motion for Summary Judgment, essentially requesting they be dismissed from the case. The judge heard the motion on January 17, 2013 and indicated he was likely to rule in favor of the motion which would have allowed for the collection from Oswald of legal fees and costs associated with the defense of our CEO and FITT. On January 30, 2013 we, along with our CEO and FITT, reached a settlement with Oswald whereby Oswald would drop litigation against all defendants and release them from any and all obligations, and the defendants agreed not to attempt to collect from Oswald legal fees and costs related to this matter. In connection with this settlement, during the first quarter of 2013 we will record a gain on extinguishment of debt in the amount of 32,711.

H.G. Fenton

On or about July 22, 2009, H.G. Fenton Property Company (“Fenton”) filed a complaint against us in the Superior Court of California, County of San Diego, alleging Breach of Lease at our former office in Carlsbad, California (the “Carlsbad Lease”.) The complaint claimed damages in the amount of $420,000. Effective December 17, 2010, we executed a Stipulation for Entry of Judgment and Conditional Dismissal. In full satisfaction of the obligations under the Stipulation, in January 2011, a shareholder and one of our former officers transferred 3,333 of his free-trading shares to Fenton on our behalf and in March 2011, we made the final payment of $10,000 through an advance from FITT. In January 2011, we issued 3,333 shares to the shareholder and former officer to replace the shares he transferred to Fenton.

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Christopher Wicks/Defiance

On May 8, 2007, we were served with a summons and complaint in a lawsuit filed in the San Diego Superior Court by Christopher Wicks and Defiance U.S.A., Inc. seeking judgment against us and two of our former officers, Edon Moyal and Dan Fleyshman, under a contract allegedly calling for the payment of $288,000 in cash plus stock in our subsidiary, Who’s Your Daddy, Inc., a California corporation, and a certain percentage of the revenues of that subsidiary.  On February 1, 2008, we entered into a Settlement Agreement and Mutual Release with the plaintiffs pursuant to which we agreed to pay the plaintiffs the sum of $252,000 under a payment schedule detailed therein.  As security for the settlement payment, defendants Fleyshman and Moyal together pledged 5,287 shares of our common stock owned and held by them.  Subsequent to December 31, 2012, we were able to finalize and fund a settlement of the obligation related to this litigation. See Note 8.

Who’s Ya Daddy

On April 1, 2005, we received a complaint filed by Who’s Ya Daddy, Inc., a Florida corporation (“Daddy”), alleging that we were infringing on Daddy’s trademark, Who’s Ya Daddy®, with respect to clothing.  On April 7, 2006, we entered into a settlement agreement with Daddy pursuant to which we were granted an exclusive license to use Daddy’s trademark on clothing in exchange for a royalty payment of 6% of gross sales for clothing products in the United States, excluding footwear.  As part of the settlement, we also agreed to remit to Daddy 12% of the licensing revenues received from third parties to which we had granted a sublicense for use of the trademarks on clothing.  By early 2008, we had not made any of the required payments under the settlement agreement.  On March 26, 2008, our Company, and two of our former officers each received a Notice of Levy from the United States District Court for the Southern District of California in the amount of $143,561 allegedly pursuant to the terms of the settlement agreement with Daddy.  We settled the debt on March 4, 2009 for $125,000 of which $25,000 was paid through an advance by Edon Moyal.  The remaining balance was to be repaid with bi-monthly payments of $10,000 beginning April 30, 2009. Subsequent to December 31, 2012, we were able to finalize and fund a settlement of the obligation related to this litigation. See Note 8.

Straub Distributing

On July 30, 2008, we entered into a Compromise and Settlement Agreement and Mutual Release with Straub Distributing, L.L.C. (“Straub”), a California Limited Liability Corporation (the “Straub Settlement”).  We paid $7,500 on July 30, 2008 and were required to make two additional payments of $7,250 every sixty days for total payments to Straub of $22,000.  As part of the Straub Settlement, the parties executed a Stipulation for Entry of Judgment (the “Stipulation”) which could be pursued by Straub in the event any of the payments were late by more than fifteen days. The Stipulation was in the amount of $40,000 against us plus attorney fees, costs and expenses to enforce the judgment, and was to be reduced by the amount of payments previously received.  We made one payment of $7,250, but were unable to make additional payments.  On January 2, 2009, Straub filed an action requesting entry of judgment against us in the principal sum of $25,250 as per the Stipulation. Subsequent to December 31, 2012, we were able to finalize and fund a settlement of the obligation related to this litigation for a payment of $2,525.

Markstein Beverage

On December 22, 2009, a Default Judgment was entered against us by Markstein Beverage Co. (“Markstein”) in the amount of $5,000. The matter, which was heard in Superior Court of California, Small Claims Division, arose from purported unpaid product distribution costs borne by Markstein. Subsequent to December 31, 2012, we were able to finalize and fund a settlement of the obligation related to this litigation for a payment of $500.

Get Logistics

On March 19, 2008, a complaint was filed against us by Get Logistics, LLC (formerly known as GE Transport) seeking damages of $30,279 for unpaid shipping charges.  Subsequent to December 31, 2012, we were able to finalize and fund a settlement of the obligation related to this litigation for a payment of $3,027.

Worldwide Express

On March 3, 2009, a judgment was entered against us in favor of Worldwide Express for unpaid delivery services. The amount of the judgment was $8,794 inclusive of interest and costs. The amount, or an immaterial difference thereto, has been recorded in our financial statements as of December 31, 2012 and 2011 in connection with this matter.

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12.          Capital Stock

Preferred Stock

We have authorized the issuance of a total of 20,000,000 shares of our preferred stock, each share having a par value of $0.001. At December 31, 2011 we had not issued any preferred stock. On May 15, 2012, our Board of Directors agreed to issue 105,000 shares of our preferred stock, designated as Series A, to FITT as a reduction of $315,000 in debt we owed them. We valued the Series A preferred stock at $3.00 per share, which represents a slight premium over the 30 day volume weighted average price (“VWAP”) for our common shares of $2.70 per share, due to the rights attached to the preferred shares.

The Series A preferred stock has been designated with the following rights:

•	Voting rights – each share has ten votes.
•	Conversion – each share is convertible, at the option of the holder, into our common shares on a one for one (1 for 1) basis.
•	Redemption – each share is redeemable ten years from the date of issuance, or sooner at the option of the holder, at the rate of $3.00 per share.
•	Liquidation – upon liquidation, dissolution or winding up of our Company, whether voluntary or involuntary, each share shall be preferred in order of payment to the holders of our common stock at a rate of $3.00 per Series A share.
•	Dividend rights – none.

Since the preferred stock is contingently redeemable by FITT, it has been classified as temporary equity in the accompanying balance sheet as of December 31, 2012.

Common Stock

We have authorized the issuance of 150,000,000 shares of our common stock, each share having a par value of $0.001.

Common Stock to Consultants and Advisors for Services

During 2012, we issued 20,000 shares of common stock, valued at $24,369 in payment for litigation support and investor relations services. During 2011, we issued 56,667 shares of common stock, valued at $271,481 in payment for strategic alliance, investor relations and legal services. This included a total of 29,167 shares, with an aggregate value of $135,000, registered on Forms S-8 filed March 28, 2011, May 18, 2011 and November 4, 2011 issued to our corporate counsel for providing legal services.

The fair value of the issued shares was determined based on the closing stock price on the date of issuance or commitment, and the shares were earned on their respective vesting dates.

We have recorded expenses for shares issued for services rendered in the accompanying Statements of Operations for December 31, 2012 and 2011 as follows:

	2012	2011
Selling and marketing	$–	$55,000
General and administrative	24,369	216,481
Total	$24,369	$271,481

Common Stock Issued to Settle Litigation

In 2012, in connection with the Sacks Settlement discussed in Note 11, we issued Sacks a total of 66,667 shares of our restricted common stock and cancelled 16,667 shares issued to Sacks in March 2010, but never released, under a settlement agreement that was never finalized.

In finalization of our settlement of litigation with Fenton, the landlord of the abandoned office lease property in Carlsbad, California, in January 2011 a shareholder and one of our former officers transferred 3,333 of his free-trading shares to Fenton on our behalf. Shortly thereafter, we issued 3,333 shares to the shareholder and former officer to replace the shares he transferred to Fenton.

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Common Stock issued for Accrued Compensation

As discussed in Note 7, during 2011 we issued our two existing employees, one of whom is an officer, 75,000 shares of our common stock in lieu of a portion of their accrued compensation. The two employees agreed not to sell any shares issued them for a one-year period. Accrued Officers Compensation and Other Accrued Compensation were reduced by $280,000 and $135,000, respectively, in connection with the issuance of these shares. Also as discussed in Note 7, in 2011 we issued 333 shares of our common stock to a former employee in connection with a settlement of all prior wage and other claims.

No shares were issued for accrued compensation in 2012.

Common Stock Cancelled

During 2011 we cancelled 16,833 shares which we had previously issued to the following service providers.

Pentony Enterprises LLC (“Pentony”) – see Note 15 for a description of the agreement with Pentony and the cancellation in 2011 of 4,583 shares previously issued to them.

Issuers Capital Advisors, LLC (“ICA”) – on April 9, 2010, we entered into a Consulting Agreement with ICA under which ICA agreed to provide a variety of public relations services. In connection with the agreement, we issued 9,500 shares of our common stock to ICA. On June 6, 2011, we determined that ICA had not fully performed the services it had agreed to and we instructed our Transfer Agent to cancel 3,167 shares previously issued to them.

S.A. Frederick & Co., LLC (“Frederick”) – see Note 15 for a description of the agreement with Frederick and the cancellation in 2011 of 9,083 shares previously issued to them.

Warrants

A summary of the status of warrants for the years ended December 31, 2012 and 2011 is as follows:

	Warrants Outstanding	Weighted-Average Exercise Price
Warrants outstanding, December 31, 2010	6,873	$263.40
Granted	–	–
Exercised	–	–
Cancelled	(2,137)	651.60
Warrants outstanding, December 31, 2011	4,736	$88.80
Granted	–	–
Exercised	–	–
Cancelled	(4,736)	88.80
Warrants outstanding, December 31, 2012	–	$–

The weighted-average remaining life of warrants outstanding at December 31, 2011 and 2010 was 0.86 years and 1.53 years, respectively. There was no expense related to warrants during the years ended December 31, 2012 and 2011.

Stock Options

During the years ended December 31, 2012 and 2011, there were no stock options outstanding and there was no expense related to stock options.

On June 29, 2007, our Board of Directors adopted the 2007 Equity Incentive Plan (the “2007 Plan”).  The 2007 Plan provides for the grant of equity awards to our directors, officers, other employees, consultants, independent contractors and agents, including stock options to purchase shares of our common stock, stock appreciation rights (“SARs”), restricted stock, restricted stock units, bonus stock and performance shares.  Up to 13,889 shares of our common stock may be issued pursuant to awards granted under the 2007 Plan, subject to adjustment in the event of stock splits and other similar events.  The 2007 Plan is administered by our Board of Directors, and expires ten years after adoption, unless terminated earlier by the Board.  As of December 31, 2012, no stock option grants have been made under the 2007 Plan.

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13.          Gain on Extinguishment of Debt and Creditor Obligations

Following are the components of the gain on extinguishment of debt and creditor obligations for the years ended December 31:

	2012	2011
Settlement of Sacks litigation (Note 11)	$1,572,000	$–
Notes Payable – Bridge Loans (Note 8)	11,000	–
Notes Payable – Other (Note 8)
Notes payable	150,000	–
Accrued interest	83,950	–
Accounts payable (Note 5)	344,450	–
Accrued expenses (Note 6)	59,347	–
Accrued compensation (Note 7)	138,302	–
Advances from related parties (Note 9)	20,000	–
Settlement with former employee (Note 7)	–	9,347
Total gain	$2,379,049	$9,347

14.          Income Taxes

Reconciliations of the U.S. federal statutory rate to the actual tax rate are as follows for the years ended December 31:

	2012	2011

Federal tax at statutory rate	34.0%	34.0%
Permanent differences:
State income taxes, net of federal benefit	5.8%	5.8%
Increase and utilization of net operating losses	-2.7%	–
Common stock issued for services rendered and settlement of litigation	3.8%	-7.8%
Amortization of debt discount and stock-based interest	–	-0.8%
Non-deductible entertainment	-0.0%	-0.0%
Temporary differences:
Accrued liabilities and other	10.8%	–
Change in valuation allowance	-51.6%	-31.2%
Total provision	0.1%	0.0%

The major components of the deferred taxes are as follows at December 31:

	Asset (Liability)
	2012	2011
Current:
Reserves and accruals	$475,721	$1,201,921
Noncurrent:
Net operating losses	9,665,636	8,114,770
Stock compensation	664,309	664,309
Valuation allowance	(10,805,666)	(9,981,000)
Net deferred tax asset	$–	$–

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Based on federal tax returns filed or to be filed through December 31, 2012, we had available approximately $24,434,000 in U.S. tax net operating loss carryforwards, pursuant to the Tax Reform Act of 1986, which assesses the utilization of a Company’s net operating loss carryforwards resulting from retaining continuity of its business operations and changes within its ownership structure.  Net operating loss carryforwards expire in 20 years for federal income tax reporting purposes.  For Federal income tax purposes, the net operating losses begin to expire in 2026.  State net operating loss carryforwards through December 31, 2012 are approximately $23,416,000 and begin to expire in 2013. We have relied on the issuance of common stock to fund certain operating expenses.  We may have experienced a change in ownership as defined in Section 382 of the Internal Revenue Code.  In the event we experienced a change in ownership, net operating loss carryforwards for federal income tax reporting will be limited based on the fair value of our Company on the date of change in ownership.  Such change is expected to provide benefit to us only upon the attainment of profitability.

During the years ended December 31, 2012 and 2011, our valuation allowance increased by approximately $824,666 and $547,503, respectively.

The United States Federal return years 2009 through 2012 are still subject to tax examination by the United States Internal Revenue Service, however, we do not currently have any ongoing tax examinations. We are subject to examination by the California Franchise Tax Board for the years 2009 through 2012 and currently does not have any ongoing tax examinations.

15.          Agreements

2012 AGREEMENTS

Debt Satisfaction Agreement

On February 21, 2012, we entered into a Debt Satisfaction Agreement with a shareholder, Dr. Sam Maywood, under which we agreed to issue 8,333 shares of our common stock to Dr. Maywood, or his designees, in satisfaction of $15,000 we owed to him. The value of these shares was $15,000 based on the market price of the stock on the effective date of the Debt Satisfaction Agreement.

Completion of Agreement with Atlanta Capital

On December 7, 2011, we entered into a Consulting Agreement with Atlanta Capital Partners, LLC (“ACP”). Under the agreement, ACP agreed to create a mutually acceptable plan which could include, but not be limited to, the following services: an investment opinion issued via GlobeNewsWire; an email alert sent to OTCstockreview.com subscribers; and/or inclusion in the OTC Stock Review bi-monthly printed newsletter that ACP distributes to 10,000 subscribers. The agreement called for the payment to ACP of $5,000 upon execution of the agreement. In addition, the agreement called for the issuance of a total of 12,500 shares of common stock, all of which were to be free-trading under the agreement. The first issuance of 4,167 free-trading shares was made in 2011 on our behalf by one of our shareholders.

On March 2, 2012, another shareholder, Dr. Sam Maywood, directed that we issue the 8,333 shares described under “Debt Satisfaction Agreement” above to two parties in satisfaction of our obligations under the agreement with ACP. In connection with this agreement, we recorded a general and administrative expense in 2011 in the amount of $23,481 and an additional expense in 2012 in the amount of $4,769 based on the fair value of the common stock issued to ACP. In addition, $15,000 remains due to Dr. Maywood as of December 31, 2012.

Issuance of Common Stock for Litigation Support

As described in Note 11 under Sacks Motor Sports, Inc., on May 2, 2012, we entered into the Sacks Settlement. In March 2012, in pursuit of achieving the Sacks Settlement, we issued 5,833 shares of our common stock to each of two parties and we made a payment of $1,000 to one of the parties, all in consideration for the time and expenses incurred by the parties for their assistance in helping achieve the Sacks Settlement, including providing Declarations supporting certain of our positions. The total of 11,666 shares were fully vested on the dates of each of the agreements and, during 2012, we recorded a general and administrative expense of $19,600, based on the market price of the shares on the dates of issuance, in connection with these transactions.

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Cancellation of Notes Payable – Bridge Loans

As discussed in Note 8, in 2011 we issued two notes with face value totaling $50,000, and the proceeds were used to repay advances to FITT. On April 26, 2012, the two noteholders agreed to cancel the notes, forgive accrued interest thereon, and enter into new notes payable agreements directly with FITT. In connection with the cancellation of the notes, during the second quarter of 2012, we reduced notes payable and accrued interest by $61,000, adjusted our payable to FITT by $50,000 and recorded the remainder as a gain on extinguishment of debt.

Cancellation of Marketing & Representation Agreement

In August 2009, we entered into a Marketing & Representation Agreement with Rand Scott, MD (the “Scott Agreement”). Dr. Scott is a shareholder and one of the designers of the FITT Energy Shot. Under the Scott Agreement, Dr. Scott had agreed to perform various services for us and we had agreed to pay Dr. Scott a royalty for each bottle sold of the FITT Energy Shot once certain sales levels had been achieved. On May 20, 2012, we terminated the Scott Agreement and he entered into a similar agreement with FITT. No royalties have been paid by us to Dr. Scott under the Scott Agreement.

2011 AGREEMENTS

Agreement with E 2 Investments, LLC

On January 24, 2011, we entered into a Consulting Agreement with E 2 Investments, LLC, a company with significant experience in acquisitions, joint ventures, business relations and public company relations.  The agreement, which had a term of 8 weeks, called for E 2 Investments to provide advice on financing, acquisitions, joint ventures, public company relations and to introduce us to potential investors.  In connection with agreement, we issued to E 2 Investments 11,667 shares of our common stock, 5,000 of which we issued directly and which carried a Rule 144 restriction. The remaining 6,667 shares, which were required to be free-trading, were transferred to E 2 Investments on our behalf by one of our employees and shareholders. The shares issued were fully vested as of the effective date of the agreement and we have recorded a stock-based general and administrative expense of $31,500 in 2011, which equates to the aggregate value of all shares issued to E 2 Investments based on the market value on the date of the agreement. On January 31, 2011, we issued 6,667 shares to the employee and shareholder to replace the shares he transferred to E 2 Investments.

Agreement with Gene Stohler

On February 23, 2011, we entered into a Consulting Agreement with Gene Stohler, an individual with significant experience in strategic alliances and marketing.  The agreement calls for Mr. Stohler to provide services in the areas of product development and endorsement, strategic marketing, and product support and to introduce us to potential strategic partners.  Under the agreement, which has a term of 12 months, Mr. Stohler received 1,667 shares of our common stock.  The shares were fully vested on February 23, 2011, the date of issuance, and we have recorded a stock-based marketing expense of $7,000 during 2011 based on the market price of the shares on the date of issuance.

Agreement with The Street Awareness

On March 22, 2011, we entered into an agreement with The Street Awareness. Under the agreement, The Street Awareness agreed to conduct a comprehensive investor relations campaign of approximately 75 days to improve market awareness for our company and our business prospects. As consideration for the services to be performed by Street Awareness, we agreed to pay a fee of $250,000, payable $50,000 per week for five weeks beginning in April 2011. Our first payment of $50,000 was made in April 2011 with funds received in borrowings from two private investors. See Note 8. In June 2011, The Street Awareness agreement was terminated. Prior to the termination, we had made payments to The Street Awareness totaling $99,000, which amount was recorded as a general and administrative expense during 2011. No additional amounts are owed.

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Agreement with S.A Frederick & Co., LLC

On March 23, 2011, we entered into a Consulting Agreement with S.A. Frederick & Co., LLC (“Frederick”), an entity with significant experience in marketing and strategic alliances.  The agreement called for Frederick to provide services in the areas of product development and endorsement, strategic marketing, and product support, and to introduce us to potential strategic partners.  During the four (4) month term of the agreement, we agreed to make cash payments of no more than $30,000 and to issue Frederick 10,000 shares of our common stock to be released to Frederick on an agreed upon schedule.  The shares were fully vested on March 23, 2011, the date of issuance.

In May 2011, after making payments totaling $5,000 in cash and releasing to 917 shares to Frederick, the parties cancelled the agreement. In connection with the cancellation, it was agreed that our obligations under the agreement had been fully satisfied with the cash payments of $5,000 and the release of 917 shares, and we instructed our transfer agent to cancel the remaining 9,083 shares which had not been released. During 2011, we recorded a marketing expense of $53,000, $48,000 of which was the value of the 10,000 shares originally issued based on their closing price on the date of issuance.

Agreement with Rand Scott, M.D.

On May 5, 2011, we entered into a Consulting Agreement with Rand Scott, M.D., who is a shareholder and the individual who collaborated with us in the development of the FITT Energy Shot. Under the agreement, Dr. Scott agreed to create a double blind testing program covering changes in blood pressure resulting from the ingestion of the FITT Energy Shot and two other two-ounce energy shots currently being sold in the marketplace. We intended to use the results to assist with the marketing of the product by FITT. In addition, Dr. Scott agreed to identify and retain a reputable testing facility to perform the testing program, work with the testing facility to construct proper testing protocols for the testing program, supervise the testing, and review and approve the final testing report.

In connection with the agreement, we agreed to pay Dr. Scott the amount of $25,000. We further agreed that our payment would be made with shares of our common stock, which would be registered by us on a Form S-8, and the number of which would be determined based on the per share price of the stock on the date of the S-8 filing. On May 18, 2011, we filed a registration statement on Form S-8 under which 4,167 common shares were registered and issued to Dr. Scott, at a value of $6.00 per share, in fulfillment of our payment obligation under the agreement. Since FITT has the responsibility to market the FITT Energy Shot under the Operating Agreement, we recorded this transaction during 2011 as a reduction of our indebtedness to FITT.

Agreement with Havas

On May 11, 2011, we entered into a Consulting Agreement with Havas , a company that is currently performing a wide array of marketing services for FITT related to the FITT Energy Shot. Under the agreement, Havas agreed to provide a number of services including developing an updated business strategy and creative assets, using information derived from the double blind testing program described above, to re-launch the marketing program for the FITT Energy Shot. Havas also agreed to test for effectiveness with media buying, and assist with identifying and retaining a vendor to distribute nationally to the retail market space.

In connection with the agreement, we agreed to pay Havas the amount of $100,000. We further agreed that our payment to Havas would be made with shares of our common stock, which would be registered by us on a Form S-8, and the number of which would be determined based on the per share price of the stock on the date of the S-8 filing. On May 18, 2011, we filed a registration statement on Form S-8 under which 16,667 common shares were registered and issued to Havas, at a value of $6.00 per share, in fulfillment of our payment obligation under the agreement. Since FITT has the responsibility to market the FITT Energy Shot under the Operating Agreement, we recorded this transaction during 2011 as a reduction of our indebtedness to FITT.

Agreement with Del Mar Corporate Consulting

On June 22, 2011, we entered into an investor relations agreement with Del Mar Corporate Consulting, LLC (“Del Mar”). Under the agreement, which was to expire October 31, 2011 and could be terminated on five (5) days’ notice, Del Mar agreed to provide a variety of investor relations services intended to provide market awareness for our company and to help enhance and elevate our presence within the investor community. As consideration for the services, we agreed to make a down payment of $10,000 and make additional scheduled payments totaling $22,500 in cash and 10,000 shares of common stock.

35

On July 7, 2011, we terminated the agreement. No additional cash was paid, no shares were issued and no additional amounts were owed after the payment of $10,000. During 2011, we recorded the $10,000 payment as a general and administrative expense.

Agreement with Equititrend Advisors

On July 8, 2011, we entered into a Consulting Agreement with Equititrend Advisors, LLC. Under the agreement, which had a term of six (6) months, Equititrend was to provide public relations, communications, advisory and consulting services revolving around a program to increase the investment community’s awareness of our company’s activities. As consideration for the services to be performed, we agreed to issue Equititrend 25,000 shares of common stock on scheduled dates, 12,500 of which would be restricted and 12,500 of which were to be unrestricted and free-trading. As required by the agreement, on its effective date, we issued Equititrend 4,167 shares of our common stock which carried a Rule 144 restriction. The agreement also required the issuance to Equititrend of 8,333 free-trading shares on the agreement’s effective date. The free-trading shares were transferred to Equititrend on our behalf by two of our shareholders and former officers. The shares were vested and valued on the effective date of the agreement. During 2011, we recorded a stock-based general and administrative expense totaling $31,500 in connection with this agreement. During the third quarter of 2011, we terminated the agreement after giving appropriate notice and no further shares were due to be issued to Equititrend.

Agreement with Equities Awareness Group

On September 21, 2011, we entered into a Financial Marketing Consulting Services Agreement with Equities Awareness Group (“EAG”). Under the agreement, which had a term of 8 weeks, EAG was to assist in our investor relations efforts in order to increase the investment community’s awareness of our company. As consideration for the services to be performed by EAG, we agreed to pay a total fee of $340,000, with payments scheduled on a weekly basis and services performed during the week after each payment was received. In October 2011, after making payments totaling $120,000, we determined that any additional services to be provided by EAG would not be effective, and we effectively cancelled the agreement by making no further payments. During 2011, we recorded a general and administrative expense totaling $120,000 in connection with this agreement.

Agreement with Pentony Enterprises LLC

On November 17, 2010, we reached an agreement with Pentony Enterprises LLC (“Pentony”) under which Pentony agreed to provide investor relations services to us, including among other things coverage on Pentony’s website, StockGuru.com, blog coverage on the website, trade alerts, and audio interviews. The agreement expired February 15, 2011. In connection with the agreement, we issued Pentony 4,583 shares of our common stock. The shares were fully vested on November 17, 2010, the date of issuance, and we recorded a general and administrative expense of $30,278 in 2010 in connection with the agreement. Pentony subsequently determined they were unable to perform the required services and returned the shares to us for cancellation. The shares were cancelled May 27, 2011.

16.          Subsequent Events

Debt Acquisition Agreements

In 2010 we initiated a program to compromise our significant debt. In furtherance of this program, during the first quarter of 2013 we entered into Debt Acquisition Agreements (“Debt Agreements”) with two parties affiliated with each other (the “Debt Funders”). The Debt Funders advanced us a total of $150,000 to compromise debt, either through our direct settlement with particular creditors or through the Debt Funders’ acquisition of certain debt for a compromised amount. In the cases where the Debt Funders acquired debt from creditors, the Debt Funders agreed to provide us with a release from the debt they acquired. In connection with the Debt Agreements, during the first quarter of 2013 we issued convertible promissory notes to the Debt Funders with principal amounts totaling $150,000 and used the funds, along with 131,700 shares of our common stock, valued at $31,340, to compromise $653,406 of debt.

36

The notes bear interest at 10% per annum and are repayable at two times the principal amount of the notes (in this case a total of $300,000). Repayment is to be made by conversion into shares of our common stock based on a 20-day volume weighted average price with the following minimums and maximums, both prior and subsequent to the proposed business combination discussed in Note 1:

	Prior to Proposed Business Combination	Subsequent to Proposed Business Combination
Minimum conversion	$0.25 per share	Based on $10 million market valuation
Maximum conversion	None	Based on $36 million market valuation

If any portion of the notes is not converted into our common shares eight (8) months from the issuance date of each note, the non-converted portion of the notes will be automatically converted as described above.

Also during the first quarter of 2013 one of the Debt Funders converted $10,000 of their note payable into 40,000 shares of our common stock at the minimum conversion rate of $0.25 per share.

FITT Share Purchase Agreement

We are a party to a March 26, 2013 Amended and Restated Share Purchase Agreement between FITT and Pacello & Reed Enterprises (“P&R”). Under the agreement, P&R agreed to purchase $10 million worth of common shares of FITT with the understanding that once the share purchase is fully funded, FITT and our company will enter into a business combination as discussed in Note 1, with our Company being the surviving corporation. P&R agreed to fund $100,000 of their commitment on or before April 22, 2013, $900,000 on or before May 5, 2013 and the remaining $9 million on or before July 11, 2013; however, no assurances can be made that the transaction will be completed on the timeline provided, if at all. If the share purchase is not fully funded, we will not be required to enter into a business combination with FITT, but this circumstance will not preclude us from pursuing a combination if we elect to do so.

37

FITT HIGHWAY PRODUCTS, INC.

BALANCE SHEETS

(UNAUDITED)

	June 30, 2013	December 31, 2012

Assets
Current assets
Cash and cash equivalents	$–	$–
Deferred financing costs	36,000	–
Total current assets	36,000	–
Property and equipment, net	154	208
Total assets	$36,154	$208

Liabilities, Redeemable Preferred Stock and Shareholders’ Deficit
Current liabilities
Accounts payable	$481,747	$810,560
Accrued expenses	6,220	78,127
Accrued compensation	1,476,703	1,280,232
Notes payable	70,000	302,000
Advances from related parties	482,601	380,103
Total current liabilities	2,517,271	2,851,022
Notes payable – long-term	202,067	–
Total liabilities	2,719,338	2,851,022

Redeemable Series A convertible preferred stock, $0.001 par value, 6,300,000 authorized, 105,000 and issued and outstanding, and redemption value of $315,000 at June 30, 2013 and December 31, 2012, respectively	315,000	315,000

Shareholders’ deficit
Preferred stock, $0.001 par value: 13,700,000 and 20,000,000 shares authorized and no shares issued and outstanding at June 30, 2013 and December 31, 2012, respectively	–	–
Common stock, $0.001 par value: 150,000,000 shares authorized, 2,035,949 and 1,554,249 shares issued and outstanding at June 30, 2013 and December 31, 2012, respectively	2,036	1,554
Additional paid-in capital	29,703,093	29,566,251
Accumulated deficit	(32,703,313)	(32,733,619)
Total shareholders’ deficit	(2,998,184)	(3,165,814)
Total liabilities, redeemable preferred stock and shareholders’ deficit	$36,154	$208

See accompanying Notes to Financial Statements.

1

FITT HIGHWAY PRODUCTS, INC.

STATEMENTS OF OPERATIONS

(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012

Revenue – royalties	$252	$–	$317	$–

Operating expenses:
Selling and marketing	848	1,026	2,317	2,127
General and administrative	218,788	187,913	433,319	417,342
Total operating expenses	219,636	188,939	435,636	419,469
Operating loss	(219,384)	(188,939)	(435,319)	(419,469)

Other (income) expense:
Interest expense	83,029	5,608	113,570	17,216
Gain on extinguishment of debt and creditor obligations	(875)	(2,363,291)	(579,995)	(2,363,291)
Other expense, net	400	400	800	800
Income (loss) before income taxes	(301,938)	2,168,344	30,306	1,925,806
Income taxes	–	–	–	–
Net income (loss)	$(301,938)	$2,168,344	$30,306	$1,925,806

Income (loss) per common share - basic	$(0.17)	$1.41	$0.02	$1.27
Income (loss) per common share - diluted	$(0.17)	$1.37	$0.02	$1.25

Weighted average number of common shares used in basic calculations	1,759,795	1,533,919	1,674,765	1,511,918
Weighted average number of common shares used in diluted calculations	1,759,795	1,586,996	1,779,765	1,538,457

See accompanying Notes to Financial Statements.

2

FITT HIGHWAY PRODUCTS, INC.

STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Six Months Ended June 30,
	2013	2012
Cash flows from operating activities:
Net income	$30,306	$1,925,806
Adjustments to reconcile net income to net cash used in operating activities:
Gain on extinguishment of debt and creditor obligations	(579,995)	(2,363,291)
Common stock issued for services rendered	9,000	24,369
Depreciation	54	488
Amortization of debt discount and beneficial conversion feature	102,050	–
Changes in operating assets and liabilities:
Deferred financing costs	(36,000)	–
Accounts payable	38,948	109,713
Accrued expenses	5,920	12,300
Accrued compensation	196,471	192,686
Notes payable	130,748	–
Net cash used in operating activities	(102,498)	(97,929)

Cash flows from financing activities:
Net advances from related parties	102,498	97,929
Proceeds from issuance of notes payable, net of fees	–	–
Net cash provided by financing activities	102,498	97,929

Net change in cash and cash equivalents	–	–
Cash and cash equivalents at beginning of period	–	–
Cash and cash equivalents at end of period	$–	$–

Supplemental disclosure of cash flow information:
Cash paid for interest	$5,600	$4,916
Cash paid for income taxes	$–	–
Supplemental disclosure of non-cash investing and financing activities:
Beneficial conversion feature in convertible promissory notes payable	$18,374	$–
Issuance of common stock in connection with debt settlement	$37,340	$128,000
Issuance of preferred stock to reduce advances to related parties	$–	$315,000

See accompanying Notes to Financial Statements.

3

FITT HIGHWAY PRODUCTS, INC.

NOTES TO FINANCIAL STATEMENTS

June 30, 2013

(UNAUDITED)

1.	Business

Business

FITT Highway Products, Inc. (the “Company”) is in the business of the manufacturing (on an outsource basis), distribution and sale of energy drinks. Our current active product is a two-ounce energy shot named “F.I.T.T. Energy for Life” (the “FITT Energy Shot”).

We have significant debt that was incurred, for the most part, under previous management. As a result of this significant debt, and other factors, third parties performing marketing, production and fulfillment services have been unwilling to enter into agreements directly with us. In addition, we have been unable to attract necessary investment dollars to conduct operations. Therefore, effective August 12, 2010 we entered into an operating agreement (the “Operating Agreement”) with F.I.T.T. Energy Products, Inc. (“FITT”), a separate entity controlled by certain of our investors and management and whose largest shareholder is our CEO. Under the agreement, FITT is performing a majority of the operating functions for the FITT Energy Shot, and is recording all related results of operations. In exchange, FITT is obligated to pay us a royalty of $0.05 per bottle sold of the FITT Energy Shot.

Reverse Stock Split

On November 29, 2012, our Board executed a unanimous written consent authorizing and recommending that our stockholders approve a proposal to institute a one-for-sixty (1:60) reverse stock split. On the same day, holders of a majority of the voting power of all shares of our common and preferred stock entitled to vote, by written consent in lieu of a special meeting of our stockholders, approved the following action: perform a one-for-sixty (1:60) reverse stock split of our issued and outstanding shares of common stock and preferred stock while maintaining the number of authorized shares at 150,000,000 shares of Common Stock and 20,000,000 shares of Preferred Stock (the “Reverse Split”). On January 13, 2013 we filed with the Securities and Exchange Commission (“SEC”) a Schedule 14C Definitive Information Statement notifying our shareholders of the Reverse Split and on January 23, 2013 such notice was mailed to our shareholders. The reverse split became effective February 15, 2013. All references to shares and per share information in these financial statements have been restated to give effect to the Reverse Split.

Merger with FITT

In 2012, FITT proposed negotiating a business combination with us and, on November 5, 2012, our Board of Directors approved commencing formal negotiations with FITT in this regard. On June 12, 2013, the Board, by unanimous written consent, recommended that our stockholders approve the Company entering into a Merger and Reorganization Agreement (the “Merger Agreement”) with FITT and on June 12, 2013, holders of a majority of the voting power of all shares of our common and preferred stock entitled to vote, by written consent in lieu of a special meeting of our stockholders, approved the following action: entry into the Merger Agreement with FITT whereby FITT will be merged into the Company, with the Company being the surviving entity (the “Merger”). The Merger Agreement, which was publicly announced on June 19, 2013, was entered into without having begun or completed an independent valuation of FITT. In order to enter into the Merger Agreement, FITT required that we mitigate our debt to their satisfaction which we have done. Since the beginning of our debt compromise program in early 2010, through the June 30, 2013 we have reduced our balance sheet debt nearly $5.2 million through debt settlement or write-off and through conversion of debt to equity. The Merger Agreement itself requires that FITT be valued at a number at least nine (9) times that of the Company. If the valuation is less than that, FITT has the right to terminate the Merger.

On June 27, 2013, FITT retained Aranca US Inc. to perform a business valuation for FITT. On June 27, 2013 we filed with the SEC a Schedule 14C Preliminary Information Statement, which was revised on July 13, 2013, to notify our shareholders of the Merger. If and when approved, we anticipate such notice will be mailed to our shareholders during August 2013 and that the Merger will become effective in September 2013, after the applicable waiting period. However, no assurances can be made that the time-frame indicated will be met or the merger will be completed based on the terms outlined.

4

Management’s Plan of Operations

Our revenues, and related cash flow, are presently limited to the receipt of royalties from FITT of $0.05 per bottle sold of the FITT Energy Shot. FITT is not obligated to pay us royalties for any additional products it has developed and funded. As such, we are currently dependent upon the success of FITT’s operating capabilities with respect to the FITT Energy Shot. If and when the Merger becomes effective, the Company’s balance sheet, operating results and cash flows will be combined with those of FITT.

We have not generated significant revenues for the three- and six-month periods ended June 30, 2013 and 2012, respectively. This was primarily due to a lack of operating capital and our Operating Agreement with FITT.  For the six months ended June 30, 2013 and 2012, we experienced net income of approximately $30,000 and $1,926,000, respectively, principally as a result of gains from our continuing debt compromise program. Excluding said non-cash gains, we continued to incur significant operating losses in the first six months of 2013 and 2012, and continue to have a significant working capital deficit. We intend to continue to attempt to compromise our remaining debt. These factors raise substantial doubt about our ability to continue as a going concern.

Management continues to seek capital through various sources. On June 10, 2013 we entered into a Financial Advisory & Investment Banking Agreement with CIM Securities, LLC (“CIM”). Under the agreement, CIM will attempt to raise a maximum of $5.0 million for us on a best efforts basis. Subsequent to June 30, 2013, together with CIM, we completed a private placement memorandum for $1.0 million in bridge loan financing. Once the merger with FITT is finalized, CIM will turn its efforts to the $5.0 million offering. See Note 12 for additional information. In addition, on August 13, 2013, we entered into an agreement with a corporation to sell 1,250,000 shares of our common stock for $250,000. See Note 13.

The financial statements have been prepared on a going concern basis which contemplates the realization of assets and the settlement of liabilities in the normal course of business.  The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets and liabilities that might result from the outcome of this uncertainty.

2.	Basis of Presentation and Significant Accounting Policies

Basis of Presentation

The financial statements are unaudited and have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information, pursuant to the rules and regulations of the Securities and Exchange Commission. Notes to the financial statements which would substantially duplicate the disclosures contained in the audited financial statements for the most recent fiscal year 2012 as reported in our Form 10-K have been omitted.  In the opinion of management, the financial statements include all adjustments, consisting of normal recurring accruals necessary to present fairly our financial position, results of operation and cash flows.  The results of operations for the three- and six-month periods ended June 30, 2013 are not necessarily indicative of the results to be expected for the full year. These statements should be read in conjunction with the financial statements and related notes which are part of our Annual Report on Form 10-K for the year ended December 31, 2012.

Net Income Loss per Share

Basic and diluted net income (loss) attributable to common stockholders per share is calculated by dividing the net income (loss) applicable to common stockholders by the weighted-average number of common shares outstanding during the period. At June 30, 2013 and 2012, we had outstanding warrants to purchase zero and 4,319 common shares, respectively. The exercise prices of all warrants were in excess of the average closing price of our common stock during the three- and six-month periods ended June 30, 2013 and 2012. At June 30, 2013 and 2012, we had 105,000 shares of redeemable preferred stock, which were issued in May 2012, convertible into an equal amount of our common shares. The weighted average number of shares of common stock of the convertible preferred stock were included in the calculation of diluted net income for the following periods – three months ended June 30, 2012 (53,077 shares), six months ended June 30, 2013 (105,000 shares), and six months ended June 30, 2012 (26,538 shares) – but excluded from the three months ended June 30, 2013 as the shares would be anti-dilutive due to the net loss in that period.

5

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reported periods. Actual results could materially differ from those estimates.

We are not aware of any recently issued, but not yet effective, accounting pronouncements that would have a significant impact on our financial position or results of operations.

New Accounting Pronouncements

The Financial Accounting Standards Board issues Accounting Standard Updates (“ASUs”) to amend the authoritative literature in Accounting Standards Codification (“ASC”). There have been a number of ASUs to date that amend the original text of ASC. We believe those issued to date either (i) provide supplemental guidance, (ii) are technical corrections, (iii) are not applicable to our Company or (iv) are not expected to have a significant impact on us.

3.	Debt Compromise Program

As stated in Note 1, we have significant debt that was incurred, for the most part, under previous management, and we are continuing with our program to compromise this debt in a substantial way. Our goal is to settle the debt at an overall rate of no more than $0.10 per one dollar of debt. During the six months ended June 30, 2013, we finalized settlement agreements with certain of our creditors. In addition, we determined that the statute of limitations for certain of our creditors to enforce collection of any amounts they might be owed has now, or will soon elapse. We have written off those accounts for which the statute of limitations has expired. The Company reviewed any claims or liens on these accounts before mitigation. Based on our negotiations and determinations, we have during the six months ended June 30, 2013, or may in the near future, reduce our balance sheet debt as shown below (exclusive of conversion of convertible notes discussed in Note 7):

	June 30, 2013	Future Periods
Accounts payable	$317,761	$6,809
Accrued expenses	77,827	–
Notes payable	302,000	–
	$697,588	$6,809

Debt reductions shown above include $653,406 in settled obligations and $44,182 due to the expiration of statute of limitations on creditor obligations. Amounts expected to be compromised in future periods identified above are dependent on the ability of creditors to enforce collection after certain statute of limitations expire. Management cannot make any assurances that such conditions will be met. As of June 30, 2013, under the condition that the statute of limitations continues to pass on certain creditor balances, we anticipate the future period write-offs of $6,809 will be made during the three months ended September 30, 2013.

Our remaining debt totals approximately $2.7 million as of June 30, 2013. Of this, $1,328,958 is owed to our officer and employee for accrued and unpaid salaries and advances (inclusive of accrued payroll taxes), $282,755 is owed for delinquent payroll taxes, and $224,168 is owed to our legal counsel.

4.	Accounts Payable

During the six months ended June 30, 2013, we wrote-off $44,182 in accounts payable as a result of the expiration of the statute of limitation for creditors to enforce collection of their debt. In addition, we finalized and funded agreements to settle certain accounts payable obligations totaling $273,579 for consideration totaling $47,393 ($41,053 in cash and 31,700 shares of common stock valued at $6,340). We also expect to write-off an additional $6,809 in accounts payable in future periods due to the expiration of the statute of limitations to enforce collection. Such write-offs are dependent upon the absence of additional claims on aged balances expected to be written off.

6

Accounts payable at June 30, 2013 consists of the following:

Owed to ongoing vendors	$321,580
Owed from prior settlements	100,000
Owed – attempting to settle	53,358
To be written-off in future periods due to statute of limitations to expire (Note 3)	6,809
$481,747

Amounts owed to ongoing vendors are mainly the result of obligations for legal, accounting and outside director fees which are necessary to maintain our status as a fully reporting public company.

5.	Accrued Expenses

Accrued expenses consist of the following at:

	June 30, 2013	December 31, 2012
Accrued interest – convertible promissory notes	$5,920	$–
Accrued interest – note payable to Distributor	–	40,327
Other	300	37,800
	$6,220	$78,127

During the six months ended June 30, 2013, we finalized and funded a settlement agreement for our Note Payable – Distributor settlement (to which the $40,327 accrued interest relates) and for our Note Payable – Trademark settlement (to which $37,500 of other accrued expenses relates). See Note 7 for additional information.

6.	Accrued Compensation

Accrued compensation consists of the following at:

	June 30, 2013	December 31, 2012
Accrued officers compensation	$790,851	$669,117
Other accrued compensation	262,383	210,230
Accrued payroll taxes – delinquent	282,755	277,800
Accrued payroll taxes on accrued payroll (not yet due)	140,714	123,085
	$1,476,703	$1,280,232

Due to a continuing lack of capital, we have been unable to pay the majority of the compensation owed to our officers and employees. In addition, in 2007 and 2008, our prior management did not pay certain federal and state payroll tax obligations and they became delinquent. The delinquent tax amounts shown above consist of:

	June 30, 2013	December 31, 2012
Federal – trust fund portion	$107,334	$107,334
Federal – interest and penalties	79,364	75,809
State – trust fund portion	64,913	64,913
State – interest and penalties	31,144	29,744
	$282,755	$277,800

7

In October 2010, the IRS filed a federal tax lien against us in the amount of $136,678 related to past-due payroll taxes. Also in October 2010, the IRS served FITT with a Notice of Levy in the amount of $152,974 attaching all royalty payments payable to us by FITT over and above $83,166, which was the amount owed by us to FITT as of October 15, 2010. The amount of the levy represents the amount of the IRS tax lien noted above plus statutory additions. Through our legal counsel, we are actively attempting to work with the IRS and Franchise Tax Board to mitigate these liabilities; however, until such time that formal agreements are in place, penalties and interest will continue to accrue on past due balances.

7.	Notes Payable

Notes payable consists of the following at:

	June 30, 2013	December 31, 2012
Convertible promissory notes – debt acquisition
Notes payable – at maturity date	$269,002	$–
Debt discount – remaining on-issuance discount	(62,878)	–
Debt discount – beneficial conversion feature (“BCF”)	(4,057)	–
Convertible promissory notes – Integrity	20,000	–
Convertible promissory note – Legal Counsel	50,000	–
Note payable – distributor settlement	–	202,000
Note payable – trademark settlement	–	100,000
Subtotal	272,067	302,000
Less current portion	(70,000)	(302,000)
Long-term portion	$202,067	$–

Convertible Promissory Notes – Debt Acquisition

In 2010 we initiated a program to compromise our debt. In furtherance of this program, during the first quarter of 2013 we entered into Debt Acquisition Agreements (“Debt Agreements”) with two parties affiliated with each other (the “Debt Funders”). The Debt Funders agreed to fund a total of $150,000 to an escrow account, which amount was to be used to compromise our debt, either through our direct settlement with particular creditors or through the Debt Funders’ acquisition of certain debt for a compromised amount. In the cases where the Debt Funders acquired debt from creditors, the Debt Funders agreed to provide us with a release from the debt they acquired. Any funds not used to compromise our debt are to be returned to the Debt Funders. During the six months ended June 30, 2013, funds totaling $147,001 had been used to compromise debt and, in connection with the Debt Agreements, we issued convertible promissory notes to the Debt Funders totaling that amount.

The notes bear interest at 10% per annum and are repayable at two times the principal amount of the notes. Repayment is to be made by conversion into shares of our common stock based on a 20-day volume weighted average price with the following minimums and maximums, both prior and subsequent to the proposed business combination discussed in Note 1:

	Prior to Proposed Business Combination (limited to 20% of note principal)	Subsequent to Proposed Business Combination
Minimum conversion	$0.25 per share	Based on $10 million market valuation
Maximum conversion	None	Based on $36 million market valuation

8

If any portion of the notes is not converted into our common shares eight (8) months from the issuance date of each note, the non-converted portion of the notes will be automatically converted as described above. The notes have been classified as long-term debt in the accompanying balance sheet at June 30, 2013 since the method of repayment is conversion into common stock.

During the first six months of 2013 the Debt Funders converted a total of $25,000 of the amount of their notes payable at maturity ($12,500 in original funding) into 100,000 shares of our common stock at the minimum conversion rate of $0.25 per share, leaving an original principal balance of $134,501 ($269,002 payable at maturity). As of June 30, 2013, funds totaling $2,999 were still in escrow and had not yet been used.

The additional principal of $134,501 is being accreted on a straight-line basis over the eight month terms of the notes. During the three and six months ended June 30, 2013, $63,817 and $84,123, respectively, was charged to interest expense in connection with this accretion.

Additionally, we determined that the notes contain a BCF since the effective conversion price, after giving consideration to the repayment terms of two times principal, was less than the market value of our common stock on the measurement dates. The BCF totaling $21,984 was accounted for as debt discount and is being amortized on a straight-line basis over the eight month terms of the notes. During the three and six months ended June 30, 2013, $12,263 and $17,927, respectively, was charged to interest expense in connection with the amortization of the BCF with $4,057 remaining to be amortized.

Convertible Promissory Notes – Integrity

During the first quarter of 2013, we became obligated to issue convertible promissory notes totaling $10,000 to Integrity Media under a Service Agreement. See Note 12 for a description of the terms of the agreement.

Convertible Promissory Notes – Legal Counsel

On June 14, 2013 our Board of Directors approved the issuance of a $100,000 convertible unsecured note to our legal counsel, Horwitz, Cron & Amrstrong, LLP (“HCA”) in exchange for an accounts payable owed to them in the same amount for legal services they previously performed. The note, which bears no interest unless an event of default occurs, has a term of one year from its effective date of January 15, 2013. Under the terms of the note, at any time prior to the due date of the note, HCA may convert all or a portion of the note at a fixed conversion price of $0.50 per share. If the price of our common stock is over $2.00 per share for five consecutive trading days during the term of the note, the remaining outstanding balance shall be automatically converted into our common shares at $0.50 per share. On June 18, 2013, HCA converted $50,000 of the note into 100,000 shares of our common stock. Subsequent to June 30, 2013, HCA converted the remaining note balance of $50,000 into 100,000 shares of our common stock.

Note Payable – Distributor Settlement

This note payable arose from a February 1, 2008 settlement agreement with Christopher Wicks (“Wicks”) and Defiance U.S.A., Inc., under which we agreed to pay Wicks the sum of $252,000 under a payment schedule detailed therein, with the final payment due February 2010. Interest was to accrue at 5% per annum beginning in August 2008. We had made payments totaling $50,000. During the first quarter of 2013, we settled the debt and related accrued interest (see Note 5) for $20,200 resulting in a gain on extinguishment of approximately $222,000. At December 31, 2012, the outstanding balance of $202,000 was classified as a current liability in the accompanying balance sheet.

Note Payable – Trademark Settlement

This note payable arose from a March 4, 2009 settlement agreement with Who’s Ya Daddy, Inc. (“Daddy”) concerning an alleged infringement on a trademark of Daddy. The settlement amount totaled $125,000 with no provision for interest and called for $25,000 to be paid immediately with additional payments of $10,000 to be made every 60 days, beginning April 30, 2009, until the obligation was fully paid. Only the initial payment of $25,000 was made. During the first quarter of 2013, we were able to negotiate and fund a settlement of this debt for a total value of $50,000 ($25,000 cash and 100,000 shares of our common stock valued at $0.25 per share). The shares were fully vested on March 5, 2013, the date of issuance. During the six months ended June 30, 2013, we extinguished this debt along with the related accrued expense described in Note 5, and recorded an overall gain on extinguishment of $87,500. As of December 31, 2012, the outstanding balance of $100,000 was classified as a current liability in the accompanying balance sheet.

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8.	Related Parties

As previously discussed, we have limited capital resources and liquidity.  As a result, during the periods covered by this report, related parties advance funds to us in order for us to pay certain obligations. Advances from related parties consist of the following at:

	June 30, 2013	December 31, 2012
Advances from CEO	$135,010	$117,403
Advances from FITT	332,591	247,700
Advances from Shareholder	15,000	15,000
	$482,601	$380,103

Advances from our CEO consist of monies advanced personally by him or through a company he owns. In addition, during the periods covered by this report, we received advances from FITT, an entity controlled by certain of our investors and management and whose largest shareholder is our CEO. The advances from related parties are due upon demand, are expected to be settled within one year, and therefore do not incur interest.

Activity in advances from related parties during the six months ended June 30, 2013 and the twelve months ended December 31, 2012 consists of the following:

	Six Months Ended 2013	Twelve Months Ended 2012
Balance beginning of period	$380,103	$480,238
Increases:
Net advances	102,498	184,865
Cancellation of Notes Payable – Bridge Loans	–	50,000
Decreases:
Funds repaid by FITT	–	(315,000)
Write-off advances from former officer	–	(20,000)
	$482,601	$380,103

While our Operating Agreement with FITT requires that it makes royalty payments to us based on sales of the FITT Energy Shot, royalties earned to date have been insignificant. Until FITT begins making significant sales of the FITT Energy Shot, any royalty payments we receive will not be large enough to reduce in any meaningful way the amount we owe FITT. Therefore during the 2012 year, FITT requested that we reduce the amount we owe them and on May 15, 2012, we issued 105,000 shares of our preferred stock, valued at $315,000, to FITT as a partial reduction of the debt we owed them. Also during the 2012 year, we extinguished $20,000 in advances from a former officer after determining that the statute of limitations for the enforcement of debt collection had expired

9.	Litigation

Oswald & Yap

On January 13, 2012, a complaint was filed against us in the Superior Court of the State of California, County of Orange, by Oswald & Yap LLP (“Oswald”).  The complaint, which was for unpaid legal services in the amount of $40,734, also named our CEO and FITT as defendants.  Our CEO, as an individual, and FITT, as a company, were never a party to any agreement with Oswald.  Effective October 17, 2012, we entered into an Agreement for Use of Stipulation for Judgment under which we agreed to pay Oswald $25,000 no later than December 17, 2012 and Oswald agreed to release all defendants, but we were unable to make the required payment.

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On October 12, 2012, attorneys for our CEO and FITT filed a Motion for Summary Judgment, essentially requesting they be dismissed from the case. On January 30, 2013 we, along with our CEO and FITT, reached a settlement with Oswald whereby Oswald would drop litigation against all defendants and release them from any and all obligations, and the defendants agreed not to attempt to collect from Oswald legal fees and costs related to this matter. In connection with this settlement, during the first quarter of 2013 we recorded a gain on extinguishment of debt in the amount of $32,711.

10.	Capital Stock

Preferred Stock

We have authorized the issuance of a total of 20,000,000 shares of our preferred stock, each share having a par value of $0.001. At December 31, 2011 we had not issued any preferred stock. On May 15, 2012, our Board of Directors agreed to issue 105,000 shares of our preferred stock, designated as Series A, to FITT as a reduction of $315,000 in debt we owed them. We valued the Series A preferred stock at $3.00 per share, which represented a slight premium over the then 30-day volume weighted average price (“VWAP”) for our common shares of $2.70 per share, due to the rights attached to the preferred shares.

The Series A preferred stock has been designated with the following rights:

—	Voting rights – each share has ten votes.
—	Conversion – each share is convertible, at the option of the holder, into our common shares on a one for on (1 for 1) basis.
—	Redemption – each share is redeemable ten years from the date of issuance, or sooner at the option of the holder, at the rate of $3.00 per share.
—	Liquidation – upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, each share shall be preferred in order of payment to the holders of the Company’s common stock at a rate of $3.00 per Series A share.
—	Dividend rights – none.

Since the preferred stock is contingently redeemable by FITT, it has been classified as temporary equity in the accompanying balance sheet as of June 30, 2013 and December 31, 2012.

Common Stock

We have authorized the issuance of 150,000,000 shares of our common stock, each share having a par value of $0.001. Following is the activity for our shares of common stock during the six months ended June 30, 2013:

	Shares
Shares outstanding December 31, 2012	1,554,249
Issuances for settlement of debt:
Accounts payable	31,700	See Note 4
Notes payable	100,000	See Note 7
Issuances for services:
Financial advisory and investment banking	100,000	See Note 12
Investor relations	50,000	See Note 12
Conversion of convertible notes payable	200,000	See Note 7
Shares outstanding June 30, 2013	2,035,949

General and administrative expenses include $9,000 for the three and six months ended June 30, 2013 in connection with the issuance of shares for services shown in the table above. During the six months ended June 30, 2012, we recorded general and administrative expense for shares issued for investor relations and litigation support services.

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11.       Gain on Extinguishment of Debt and Creditor Obligations

The following is a summary of the components of the gain on extinguishment of debt and creditor obligations for the three and six months ended June 30, 2013:

	Three Months Ended June 30, 2013	Six Months Ended June 30, 2013
Settlement agreement – Notes Payable – Distributor Settlement (Note 7)	$–	$222,127
Settlement agreement – Notes Payable – Trademark Settlement (Note 7)	–	87,500
Settlement agreements – Accounts Payable creditors (Note 4)	–	226,186
Write-off Accounts Payable for expiration of statute of limitations (Note 4)	875	44,182
	$875	$579,995

12.	Agreements

Integrity Media Agreement

On January 28, 2013, we entered into an agreement with Integrity Media (“Integrity”) to provide investor relations services. Under the agreement, which has a term of twelve (12) months, we agreed to make monthly payments to Integrity of $2,500 cash and a convertible promissory note of $10,000 (total monthly value of $12,500) during the agreement’s first three (3) months. During the final nine (9) months of the agreement, we agreed to pay Integrity a monthly amount of $5,000 cash and $10,000 in a convertible promissory note (total monthly value of $15,000). The convertible promissory notes, which contain no provision for interest, are convertible into our free-trading common shares based on a 20-day volume weighted average price with floor and ceiling conversion prices equal to a $10 million company market valuation and a $36 million company market valuation, respectively. Each note is convertible six months from the date of the note. The agreement is cancelable by either party on 30 days’ written notice. On March 28, 2013, we informed Integrity that we have taken a sabbatical with regard to the agreement and will not accrue any additional fees.

During the six months ended June 30, 2013, we recorded a general and administrative expense totaling $25,000 in connection with this agreement ($5,000 in cash and $20,000 in a convertible promissory note).

CIM Securities, LLC

On June 10, 2013, we entered into a Financial Advisory & Investment Banking Agreement with CIM Securities, LLC (“CIM”) under which CIM agreed to act as lead investment banker, financial advisor, and lead placement agent for up to $5.0 million in a Reg. D offering on a best effort basis. The agreement which contemplates the merger with FITT discussed in Note 1, has a term of six months. FITT is also a party to the agreement. Subsequent to June 30, 2013, together with CIM, we completed a private placement memorandum for $1.0 million in bridge loan financing. Once the merger with FITT is finalized, CIM will turn its efforts to the $5.0 million offering.

As compensation for the CIM services, the Company agreed to pay CIM an initial fee of $40,000 and 100,000 restricted shares of the Company’s restricted common stock which CIM agreed to purchase for $200.00. The $40,000 fee is payable as follows: $10,000 upon execution of the agreement, $10,000 upon completion of CIM’s due diligence, $10,000 for the introduction to an investor relations firm retained by us, and $10,000 payable from the proceeds of any funding resulting from CIM’s efforts. The shares were issued to CIM and a designee on June 27, 2013 and were fully vested on issuance. We have accounted for the fees and stock issuance as deferred financing costs which will be amortized in future periods over the term of any financing obtained.

For capital raised through the efforts of CIM, the Company agreed to pay CIM the following cash fees:

•	Placement fee equal to ten percent (10.0%) of the aggregate gross cash proceeds received by the Company from contacts identified by CIM
•	Placement fee equal to five percent (5.0%) of the aggregate gross cash proceeds received by the Company from contacts identified by the Company
•	Non-accountable expense allowance, due diligence and marketing fee equal to three percent (3.0%) of the aggregate gross cash proceeds received by the Company

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The Company also agreed to issue a placement agent warrant to CIM equal valued at ten percent (10.0%) of the gross proceeds of the Reg. D offering. The warrant will contain a “cashless” exercise provision and be exercisable over a five-year period at a price equal to the effective price of the Reg. D offering. The warrants will contain full piggyback registration rights on any future Registration Statement.

Acorn Management Partners

On June 20, 2013, we entered into an Investor Relations and Consulting Agreement with Acorn Management Partners, LLC (“Acorn”) to provide us with various investor and public relations services. The term of the agreement is one year, but we may terminate the agreement effective at the end of the first three month period, or any monthly period thereafter, by giving, within the applicable period, no less than seven calendar days’ notice to the end of the period. We agreed to pay Acorn, during the first three-month period of the agreement, cash of totaling $30,000 (payable on a schedule as outlined in the agreement) along with 50,000 shares of our common stock. The shares were issued June 20, 2013 and were vested on issuance.

During the three and six months ended June 30, 2013, we recorded a general and administrative expense totaling $33,000 in connection with this agreement consisting of $30,000 in cash obligations and $3,000 in common stock. The common stock was valued based on the market price of the shares on the date of issuance.

13.	Subsequent Events

On August 13, 2013 we entered into an agreement with a corporation to sell 1,250,000 shares of our common stock for $250,000 ($0.20 per share).

Concurrent with the stock sale, we entered into an agreement with a second corporation (the “Distributor”) under which the Distributor would have an exclusive right to develop a market in Asia for us. The Distributor has extensive contacts and business relationships in Asia and in Asian communities in the U.S. The initial exclusive right shall be for a six-month period with the understanding that, if results are acceptable to both parties, they will utilize their best efforts to negotiate and execute an additional definitive agreement at the end of this initial six months. As consideration for the Distributor providing services to establish an Asian market for us, we issued 450,000 of our common stock to them which were fully vested on August 13, 2013, the date of issuance, and which will be released to Distributor on an agreed-upon schedule. We expect to record a stock-based marketing expense in 2013 based on the value of the shares issued.

EXHIBIT C

REORGANZATION AND MERGER AGREEMENT

THIS REORGANIZATION AND MERGER AGREEMENT, dated as of the 18 day of June, 2013 (this “Agreement”) is entered into by and between FITT HIGHWAY PRODUCTS, INC., a Nevada corporation (“FHWY”) and F.I.T.T. ENERGY PRODUCTS, INC., a Nevada corporation (“ENERGY”). FHWY and ENERGY are referred to singularly as a “Party” and collectively as the “Parties.”

WITNESSETH:

WHEREAS, ENERGY is in the business of developing, manufacturing, distributing and selling dietary supplements, currently in the form of 2-ounce energy shots;

WHEREAS, FHWY is in the business of brand management in the nutritional and dietary supplements industry;

WHEREAS, the respective Boards of Directors and Shareholders of FHWY and ENERGY have deemed it advisable and in the best interests of FHWY and ENERGY that ENERGY be acquired by FHWY, pursuant to the terms and conditions set forth in this Agreement;

WHEREAS, FHWY and ENERGY propose to enter into this Agreement which provides, among other things, ENERGY be merged into FHWY with FHWY being the surviving corporation as more fully described in this Agreement; and

WHEREAS, the parties desire the transaction to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, in consideration, of the promises and of the mutual representations, warranties and agreements set forth herein, the Parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.  Definitions. The following terms shall have the following respective meanings:

“Affiliate”	with respect to any Party, a Person that directly or indirectly controls, is controlled by, or is under common control of such Party. For the purpose of this definition, “control” means (i) ownership of more than fifty percent (50%) of the voting shares of a Person or (ii) the right or ability to direct the management or policies of a Person through ownership of voting shares or other securities, pursuant to a written agreement or otherwise;

“Business Day”	a day (other than a Saturday) on which banks in California are open for business throughout their normal business hours;
“Closing”	the closing of the transactions contemplated by this Agreement;
“Completion”	completion of acquisition of the ENERGY Shares in accordance with the terms and conditions of this Agreement;
“Encumbrance”

any mortgage, charge, pledge, lien (other than arising by statute or operation of law), equities, hypothecation or other encumbrance, priority or security interest, preemptive right deferred purchase, title retention, leasing, sale-and-repurchase or sale-and-leaseback arrangement whatsoever over or in any property, assets or rights of whatsoever nature and includes any agreement for any of the same and reference to “Encumbrances” shall be construed accordingly;

“Exchange Act”	the U.S. Securities Exchange Act of 1934, as amended;
“Person”	any individual, firm, company, government, state or agency of a state or any joint venture, association or partnership (whether or not having separate legal personality);
“Securities Act”	the U.S. Securities Act of 1933, as amended;
“SEC”	the U.S. Securities and Exchange Commission;
“US”	United States of America;
“United States Dollars” or “US$”	United States dollars;

Section 1.02.  Rules of Construction.

(a)  Unless the context otherwise requires, as used in this Agreement: (i) “including” means “including, without limitation”; (ii) words in the singular include the plural; (iii) words in the plural include the singular; (iv) words applicable to one gender shall be construed to apply to each gender; (v) the terms “hereof,” “herein,” “hereby,” “hereto” and derivative or similar words refer to this entire Agreement, including the Schedules hereto; (vi) the terms “Article,” “Section” and “Schedule” shall refer to the specified Article, Section or Schedule of or to this Agreement and references to paragraphs shall refer to the relevant paragraph of a specified Schedule and (vii) the term “day” shall refer to calendar days.

(b)   Titles and headings to Articles and Sections are inserted for convenience of reference only, and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

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ARTICLE II

THE SHARE EXCHANGE AND MERGER

Section 2.01  Share Exchange and Merger.

(a)   Subject to and upon the terms and conditions of this Agreement, on the Closing Date (as defined hereafter), ENERGY shall be merged into FHWY with FHWY being the surviving entity (the “Merger”).

(b)  In consideration for the Merger, FHWY shall deliver to the Shareholders of ENERGY restricted shares of FHWY’s common stock (the “FHWY Common Stock”), the amount of which will be determined at a ratio based on an independent valuation of ENERGY, with a minimum ratio of nine (9) times the value of FHWY (the “Share Exchange”). For example, if Energy was valued at approximately sixteen (16) times the value of FHWY, the Energy shareholders would receive one (1) share of FHWY for every two (2) shares of Energy, resulting in approximately thirty million (30,000,000) shares of FHWY outstanding at the completion of the Merger. In the event that the valuation provides for a ratio showing a valuation of ENERGY that is less than nine (9) times the value of FHWY and ENERGY shall have a right to terminate this Agreement.

(c)   Subject to and in consideration for the Merger, 105,000 shares of preferred stock of FHWY held by ENERGY shall be canceled.

(d)  The Share Exchange shall take place upon the terms and conditions provided for in this Agreement and in accordance with applicable law. If the Closing does not occur as set forth in Section 2.02 of this Agreement due to one Party’s failure to perform, then the other Party may terminate the Agreement.

(e)   Following the Merger of ENERGY into FHWY, the surviving corporation shall have the right to enter into new employment agreements, or amend or extend existing employment agreements with Michael Dunn, Robert Crowson, and other key management personnel as deemed necessary or proper by the FHWY board of directors and management.

Section 2.02.  Closing Location. The Closing of the Share Exchange and the other transactions contemplated by this Agreement will occur no later than August 1, 2013, or as soon as possible thereafter (the “Closing Date”), at a place and time mutually agreed by the Parties in writing.

Section 2.03.  ENERGY’s Closing Documents. At the Closing, ENERGY will tender to FHWY:

(a)  A copy of the independent valuation;

(b)  Certified copy of resolutions of the Board of Directors of ENERGY in a form satisfactory to FHWY, acting reasonably, authorizing:

(i)  the execution and delivery of this Agreement by ENERGY;

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(ii)  the transfer and registration of the ENERGY Shares in the name of FHWY and the issuance of one (1) new share certificate representing the ENERGY Shares in the name of FHWY; and

(iii)  consent to the merger of FHWY and ENERGY with FHWY as the surviving corporation.

(c)  Original share certificates issued in the name of ENERGY representing all of the shares of ENERGY (the “ENERGY Shares”), duly endorsed for transfer by ENERGY and marked “cancelled for transfer” or as otherwise directed by FHWY or its counsel, in accordance with the laws of the State of Nevada;

(d)  One (1) new share certificate issued by ENERGY in the name of FHWY representing the ENERGY Shares; and

(e)  A certified copy of the register of shareholders of ENERGY showing FHWY as the registered owner of the ENERGY Shares.

(f)  Original share certificate issued in the name of ENERGY representing the 105,000 shares of FHWY preferred stock to be canceled pursuant to the terms of this Agreement.

Section 2.04.  FHWY’s Closing Documents. At the Closing, FHWY will tender to ENERGY:

(a)  A certified copy of resolutions of the Board of Directors of FHWY in a form satisfactory to ENERGY and the ENERGY Shareholders, acting reasonably, authorizing:

(i)  the execution and delivery of this Agreement by FHWY; and

(ii)  the issuance or transfer of the Exchange Shares to the ENERGY Shareholders; and

(b)  Share certificates, registered in the name of the Shareholders of ENERGY as provided by ENERGY, representing the FHWY Common Stock.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.01.  Each Party represents and warrants to the other Party that each of the warranties it makes is accurate in all respects and not misleading as at the date of this Agreement.

Section 3.02.  Each Party undertakes to disclose in writing to the other Party anything which is or may constitute a breach of or be inconsistent with any of the warranties immediately upon the same coming to its notice at the time of and after Completion.

Section 3.03.  Each Party agrees that each of the warranties it makes shall be construed as a separate and independent warranty and (except where expressly provided to the contrary) shall not be limited or restricted by reference to or inference from the terms of any other warranty or any other term of this Agreement.

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Section 3.04.  Each Party acknowledges that the restrictions contained in Section 9.01 (Public Notices) and Section 9.10 (Confidentiality) shall continue to apply after the Completion under this Agreement without limit in time.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF FHWY

Section 4.01.   Organization, Standing and Authority; Foreign Qualification. FHWY is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as proposed to be conducted and is duly qualified or licensed as a foreign corporation in good standing in each jurisdiction in which the character of its properties or the nature of its business activities require such qualification.

Section 4.02.   Corporate Authorization. The execution, delivery and performance by FHWY of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of FHWY, and this Agreement constitutes a valid and binding agreement of FHWY. The Exchange Shares to be issued in accordance with this Agreement shall be duly authorized and, upon such issuance, will be validly issued, fully paid and non-assessable.

Section 4.03.   Capitalization. FHWY’s authorized capital stock currently consists solely of 150,000,000 shares of common stock, of which 1,885,949 shares are issued and outstanding as of the date hereof, 6,300,000 shares of Series A preferred stock, of which 105,000 are issued and outstanding as of the date hereof, and 13,700,000 shares of undesignated preferred stock, of which no shares are issued and outstanding as of the date hereof. All of such issued and outstanding shares of FHWY’s common stock are duly authorized, validly issued, fully paid and non-assessable. Except as otherwise disclosed to ENERGY herein, there are no outstanding options, warrants, agreements or rights to subscribe for or to purchase, or commitments to issue, shares of FHWY’s common stock or any other security of FHWY or any plan for any of the foregoing. Except as disclosed herein, FHWY is not obligated to register the resale of any of its common stock on behalf of any shareholder of FHWY under the Securities Act.

Section 4.04.  SEC Filings.

(a)   FHWY has delivered to ENERGY (i) FHWY’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, containing FHWY’s balance sheet at December 31, 2012 and statements of income, changes in stockholders' deficiency and cash flows of FHWY for the period from October 12, 2000 (date of inception) to the fiscal year ended December 31, 2012, along with a copy of the audit report of dbbmckennon, independent auditors; and (ii) quarterly reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2012, and March 31, 2013 (collectively, “FHWY’s Reports”). To the best of FHWY’s knowledge and belief, all of FHWY’s Reports as of their respective dates (i) comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC thereunder, (ii) do not contain any untrue statement of a material fact, and (iii) do not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

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(b)   All documents which FHWY is responsible for filing with the SEC or any regulatory agency in connection with this Agreement will comply as to form in all material respects with the requirements of applicable law, and all of the information relating to FHWY in any document filed with the SEC or any other regulatory agency in connection with this Agreement or the transactions otherwise contemplated hereby shall be true and correct in all material respects.

Section 4.05.  Financial Statements. All financial statements included in FHWY’s Reports, including the related notes, fairly present, in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis (except as indicated therein), the financial position of FHWY as of the dates thereof and the consolidated results of operations and changes in shareholders' equity and cash flows of FHWY for the periods then ended, subject, in the case of the interim financial statements, to normal and recurring year-end audit adjustments and except that the interim financial statements do not contain all of the notes required by GAAP.

Section 4.06.  Articles of Incorporation and Bylaws. (a) FHWY has heretofore delivered to ENERGY and the ENERGY Shareholders true, correct and complete copies of its Articles of Incorporation, certified by the Secretary of State of the State of Nevada and Bylaws or comparable instruments, certified by the corporate secretary thereof.

Section 4.07.  No Conflict. The execution, delivery and performance of this Agreement and the completion of the transactions contemplated herein will not:

(a)  violate any provision of the Articles of Incorporation, Bylaws or other charter or organizational document of FHWY;

(b)  violate, conflict with or result in the breach of any of the terms of, result in any modification of the effect of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract to which FHWY is a party or by or to which either of its assets or properties, may be bound or subject;

(c)  violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, or any agreement with, or condition imposed by, any governmental or regulatory body, foreign or domestic, binding upon FHWY or upon the securities, assets or business of FHWY;

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(d)  violate any statute, law or regulation of any jurisdiction as such statute, law or regulation relates to FHWY or to the securities, properties or business of FHWY; or

(e)  result in the breach of any of the terms or conditions of, constitute a default under, or otherwise cause an impairment of, any permit or license held by FHWY.

Section 4.08.  Actions and Proceedings. There is no litigation, suit, proceeding, action or claim at law or in equity, pending or to FHWY’s best knowledge threatened against or affecting FHWY or involving any of FHWY’s property or assets, before any court, agency, authority or arbitration tribunal, including, without limitation, any product liability, workers' compensation or wrongful dismissal claims, or claims, actions, suits or proceedings relating to toxic materials, hazardous substances, pollution or the environment that has not been disclosed to ENERGY in Schedule 4.08 herein. FHWY is not subject to or in default with respect to any notice, order, writ, injunction or decree of any court, agency, authority or arbitration tribunal.

Section 4.09.  Compliance with Laws. To the best knowledge of FHWY, it has complied with all laws, municipal bylaws, regulations, rules, orders, judgments, decrees and other requirements and policies imposed by any governmental authority applicable to it, its properties or the operation of its business, except where the failure to comply will not have a material adverse effect on the business, properties, financial condition or earnings of FHWY.

Section 4.10.  True and Correct Copies. All documents furnished or caused to be furnished to ENERGY and the ENERGY Shareholders by FHWY are true and correct copies, and there are no amendments or modifications thereto except as set forth in such documents.

Section 4.11.  Compliance with Securities Act. Neither FHWY nor to the knowledge of FHWY anyone authorized to act on its behalf has taken, or will take, any action that would subject the issuance or sale of the Exchange Shares hereunder to the registration requirements of Section 5 of the Securities Act; provided however, the availability of an exemption from the registration requirements of Section 5 is based upon the accuracy and completeness of the representations and warranties of ENERGY on which FHWY will rely. In connection with the offer and sale of the Exchange Shares, FHWY has not conducted any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio, the Internet or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

Section 4.12.   Contracts.

(a)   Except as otherwise disclosed in this Agreement, FHWY is not a party to any:

(i)  contracts with any current or former officer, director, employee, consultant, agent or other representative having more than three (3) months to run from the date hereof or providing for an obligation to pay and/or accrue compensation of $100,000 or more per annum, or providing for the payment of fees or other consideration in excess of $100,000 in the aggregate to any officer or director of FHWY, or to any other entity in which FHWY has an interest;

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(ii) contracts for the purchase or sale of equipment or services that contain an escalation, renegotiation or re-determination clause or that can be cancelled without liability, premium or penalty only on ninety (90) days’ or more notice;

(iii) contracts for the sale of any of its assets or properties or for the grant to any person of any preferential rights to purchase any of its or their assets or properties;

(iv) contracts (including, without limitation, leases of real property) calling for an aggregate purchase price or payments in any one (1) year of more than $100,000 in any one case (or in the aggregate, in the case of any related series of contracts);

(v) contracts relating to the acquisition by FHWY of any operating business of, or the disposition of any operating business by, any other person;

(vi) executory contracts relating to the disposition or acquisition of any investment or of any interest in any person;

(vii) joint venture contracts or agreements;

(viii) contracts under which FHWY agrees to indemnify any party, other than in the ordinary course of business or in amounts not in excess of $100,000 or to share tax liability of any party;

(ix) contracts containing covenants of FHWY not to compete in any line of business or with any person in any geographical area or covenants of any other person not to compete with FHWY in any line of business or in any geographical area;

(x) contracts for or relating to computers, computer equipment, computer software or computer services; or

(xi) contracts relating to the borrowing of money by FHWY or the direct or indirect guarantee by FHWY of any obligation for, or an agreement by FHWY to service, the repayment of borrowed money, or any other contingent obligations in respect of indebtedness of any other Person, including, without limitation:

(A)  any contract with respect to lines of credit;

(B)  any contract to advance or supply funds to any other person other than in the ordinary course of business;

(C)  any contract to pay for property, products or services of any other person even if such property, products or services are not conveyed, delivered or rendered;

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(D)  any keep-well, make-whole or maintenance of working capital or earnings or similar contract; or

(E)  any guarantee with respect to any lease or other similar periodic payments to be made by any other person; and

(xii)  any other material contract whether or not made in the ordinary course of business.

Section 4.13.   Operations of FHWY. Other than what has been disclosed to ENERGY, FHWY has not:

(a)  amended its Articles of Incorporation or Bylaws or merged with or into or consolidated with any other person or entity, subdivided or in any way reclassified any shares of its capital stock or changed or agreed to change in any manner the rights of its outstanding capital stock or the character of its business;

(b)  issued, reserved for issuance, sold or redeemed, repurchased or otherwise acquired, or issued options or rights to subscribe to, or entered into any contract or commitment to issue, sell or redeem, repurchase or otherwise acquire, any shares of its capital stock or any bonds, notes, debentures or other evidence or indebtedness;

(c)  declared or paid any dividends or declared or made any other distributions of any kind to its shareholders;

(d)  made any change in its accounting methods or practices or made any change in depreciation or amortization policies, except as required by law or generally accepted accounting principles;

(e)  made any loan or advance to any of its shareholders or to any of its directors, officers or employees, consultants, agents or other representatives, or made any other loan or advance, otherwise than in the ordinary course of business;

(f)  sold, abandoned or made any other disposition of any of its assets or properties;

(g)  granted or suffered any lien on any of its assets or properties;

(h)  entered into or amended any contracts to which it is a party, or by or to which it or its assets or properties are bound or subject, which would affect this Agreement;

(i)  made any acquisition of all or a substantial part of the assets, properties, securities or business of any other person or entity;

(j)  paid, directly or indirectly, any of its material liabilities before the same became due in accordance with its terms or otherwise than in the ordinary course of business;

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(k)  terminated or failed to renew, or received any written threat (that was no subsequently withdrawn) to terminate or fail to renew, any contract that is or was material to the assets, liabilities, business, property, operations, prospects, results of operations or condition (financial or otherwise) of FHWY; or

(l)  entered into any other contract or other transaction that materially increases the liabilities of FHWY.

Section 4.14.  Absence of Certain Changes. Since the latest filing date of FHWY’s Reports, there has been no event, change or development which could have a material adverse effect on FHWY.

Section 4.15.  Material Information. This Agreement, the Schedules attached hereto and all other information provided, in writing, by FHWY or representatives thereof to ENERGY, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make any statement contained herein or therein not misleading. There are no facts or conditions which have not been disclosed to ENERGY in writing which, individually or in the aggregate, could have a material adverse effect on FHWY or a material adverse effect on the ability of FHWY to perform any of its obligations pursuant to this Agreement.

Section 4.16.  Brokerage. FHWY reserves the right to pay a reasonable broker’s commission to a licensed broker dealer in connections with the transactions contemplated in this Agreement.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF ENERGY

ENERGY represents to FHWY as follows:

Section 5.01.   Organization, Standing and Authority; Foreign Qualification. ENERGY is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as proposed to be conducted and is duly qualified or licensed as a foreign corporation in good standing in each jurisdiction in which the character of its properties or the nature of its business activities require such qualification.

Section 5.02.   Authorization. The execution, delivery and performance by ENERGY of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate or other action, as the case may be, on the part of ENERGY. ENERGY has duly executed and delivered this Agreement and this Agreement constitutes a valid and binding agreement of ENERGY. The ENERGY Shares to be transferred to FHWY in accordance with this Agreement have been duly authorized and validly issued, fully paid and non-assessable. Upon transfer of the ENERGY Shares, no Encumbrance shall exist thereon.

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Section 5.03.   Capitalization.

(a)   ENERGY’s capital stock consists of 100,000,000 authorized shares of common stock, of which 57,552,500 are issued and outstanding as of the date hereof; all of such issued and outstanding shares of ENERGY stock are duly authorized, validly issued, fully paid and non-assessable. There are no outstanding options, warrants, agreements or rights to subscribe for or to purchase, or commitments to issue, shares of ENERGY’s common stock or any other security of ENERGY or any plan for any of the foregoing.

(b)   None of the ENERGY Shares are subject to any option, right of first refusal or any other restriction on transfer, whether by contract, agreement, applicable law, regulation or statute, as the case may be.

Section 5.04.   Subsidiaries. ENERGY has no direct or indirect subsidiaries.

Section 5.06.  Restriction on Exchange Shares. ENERGY consents to FHWY making a notation on its records or giving instructions to any transfer agent of the restricted shares portion of the Exchange Shares in order to implement the restriction on transfer set forth and described herein. ENERGY has been independently advised as to, and is aware of, the restrictions with respect to trading in the Exchange Shares pursuant to the applicable securities laws.

Section 5.07.  Cooperation. If required by applicable securities laws or order of a securities regulatory authority, stock exchange or other regulatory authority, ENERGY will execute, deliver, file and otherwise assist FHWY in filing such reports, undertakings and other documents as may be required with respect to the issuance of the Exchange Shares.

Section 5.08.  Tax Advice. ENERGY is responsible for obtaining such legal, including tax, advice as it considers necessary or appropriate in connection with the execution, delivery and performance by it of this Agreement and the transactions contemplated herein.

Section 5.09.  No Conflict. The execution, delivery and performance of this Agreement and the completion of the transactions contemplated herein will not:

(a)   violate any provision of the Articles or Certificate of Incorporation, Bylaws or other charter or organizational document of ENERGY;

(b)   violate, conflict with or result in the breach of any of the terms of, result in any modification of the effect of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract to which ENERGY is a party or by or to which its assets or properties, including the ENERGY Shares, may be bound or subject;

(c)   violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, or any agreement with, or condition imposed by, any governmental or regulatory body, foreign or domestic, binding upon ENERGY or upon the securities, assets or business of ENERGY;

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(d)   violate any statute, law or regulation of any jurisdiction as such statute, law or regulation relates to ENERGY or to the securities, properties or business of ENERGY; or

(e)   result in the breach of any of the terms or conditions of, constitute a default under, or otherwise cause an impairment of, any permit or license held by ENERGY.

Section 5.10.  Articles of Incorporation and Bylaws.

(a)   ENERGY has heretofore delivered to FHWY true, correct and complete copies of its Articles of Incorporation, certified by the Secretary of State of the State of Nevada, and Bylaws or comparable instruments (certified by the corporate secretary thereof).

(b)   The minute books of ENERGY accurately reflect all actions taken at all meetings and consents in lieu of meetings of its respective shareholders, and all actions taken at all meetings and consents in lieu of meetings of its board of directors and all committees from the date of incorporation to the date hereof.

Section 5.11.  Compliance with Laws. To the best of ENERGY’s knowledge, ENERGY is not in violation of any applicable order, judgment, injunction, award or decree nor is it in violation of any federal, state, local or foreign law, ordinance or regulation or any other requirement of any governmental or regulatory body, court or arbitrator, other than those violations which, in the aggregate, would not have a material adverse effect on ENERGY and has not received written notice that any violation is being alleged.

Section 5.12.  Material Information. This Agreement, the Schedules attached hereto and all other information provided, in writing, by ENERGY or representatives thereof, to FHWY, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make any statement contained herein or therein not misleading. There are no facts or conditions which have not been disclosed to FHWY in writing which, individually or in the aggregate, could have a material adverse effect on ENERGY or a material adverse effect on the ability of ENERGY to perform any of its obligations pursuant to this Agreement.

Section 5.13.   Actions and Proceedings. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal against or involving ENERGY. Other than what has been disclosed to FHWY in Schedule 5.13, there are no actions, suits or claims or legal, regulatory, administrative or arbitration proceedings pending or, to the knowledge of ENERGY, threatened against or involving ENERGY, its assets or the ENERGY Shares.

Section 5.14.   Contracts.

(a)  Except as otherwise disclosed in this Schedule 5.14 to this Agreement, ENERGY is not a party to any:

(i)  contracts with any current or former officer, director, employee, consultant, agent or other representative having more than three (3) months to run from the date hereof or providing for an obligation to pay and/or accrue compensation of $100,000 or more per annum, or providing for the payment of fees or other consideration in excess of $100,000 in the aggregate to any officer or director of ENERGY, or to any other entity in which ENERGY has an interest;

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(ii)  contracts for the purchase or sale of equipment or services that contain an escalation, renegotiation or re-determination clause or that can be cancelled without liability, premium or penalty only on ninety (90) days’ or more notice;

(iii)  contracts for the sale of any of its assets or properties or for the grant to any person of any preferential rights to purchase any of its assets or properties;

(iv)  contracts (including with limitation, leases of real property) calling for an aggregate purchase price or payments in any one year of more than $100,000 in any one case (or in the aggregate, in the case of any related series of contracts);

(v)  contracts relating to the acquisition by ENERGY of any operating business of, or the disposition of any operating business by, any other person;

(vi)  executory contracts relating to the disposition or acquisition of any investment or of any interest in any person;

(vii)  joint venture contracts or agreements;

(viii)  contracts under which ENERGY agrees to indemnify any party, other than in the ordinary course of business or in amounts in excess of $100,000, or to share tax liability of any party;

(ix)  contracts containing covenants of ENERGY not to compete in any line of business or with any person in any geographical area or covenants of any other person not to compete with ENERGY in any line of business or in any geographical area;

(x)  contracts relating to the making of any loan by ENERGY;

(xi)  contracts relating to the borrowing of money by ENERGY or the direct or indirect guarantee by ENERGY of any obligation for, or an agreement by ENERGY to service, the repayment of borrowed money, or any other contingent obligations in respect of indebtedness of any other Person, including, without limitation:

(A)  any contract with respect to lines of credit;

(B)  any contract to advance or supply funds to any other person other than in the ordinary course of business;

(C)  any contract to pay for property, products or services of any other person even if such property, products or services are not conveyed, delivered or rendered;

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(D)  any keep-well, make-whole or maintenance of working capital or earnings or similar contract; or

(E)  any guarantee with respect to any lease or other similar periodic payments to be made by any other person; and

(xii)  contracts for or relating to computers, computer equipment, computer software or computer services; or

(xiii)  any other material contract whether or not made in the ordinary course of business.

Section 5.15.  ENERGY’s Financial Statements. ENERGY will provide true and correct financial statements of its operation since formation to FHWY.

Section 5.16.   Operations of ENERGY. Except as contemplated by this Agreement, since the date of ENERGY’s incorporation, ENERGY has not:

(a)  amended ENERGY’s Certificate or Articles of Incorporation or Bylaws or merged with or into or consolidated with any other person or entity, subdivided or in any way reclassified any shares of its capital stock or changed or agreed to change in any manner the rights of ENERGY’s outstanding capital stock or the character of ENERGY’s business;

(b)  issued, reserved for issuance, sold or redeemed, repurchased or otherwise acquired, or issued options or rights to subscribe to, or entered into any contract or commitment to issue, sell or redeem, repurchase or otherwise acquire, any shares of ENERGY’s capital stock or any bonds, notes, debentures or other evidence or indebtedness;

(c)  declared or paid any dividends or declared or made any other distributions of any kind to ENERGY’s shareholders;

(d)  made any loan or advance to any of ENERGY’s directors, officers or employees, consultants, agents or other representatives, or made any other loan or advance, otherwise than in the ordinary course of business;

(e)  sold, abandoned or made any other disposition of any of ENERGY’s assets or properties;

(f)  granted or suffered any lien on any of ENERGY’s assets or properties;

(g)  entered into or amended any contracts to which ENERGY is a party, or by or to which ENERGY or ENERGY’s assets or properties are bound or subject which would affect this Agreement;

(h)  made any acquisition of, or entered into any agreement to acquire, all or a substantial part of the assets, properties, securities or business of any other person or entity on behalf of ENERGY;

(i)  paid, directly or indirectly, any of ENERGY’s material liabilities before the same became due in accordance with its terms or otherwise than in the ordinary course of business;

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(j)  terminated or failed to renew, or received any written threat (that was no subsequently withdrawn) to terminate or fail to renew, any contract that is or was material to the assets, liabilities, business, property, operations, prospects, results of operations or condition (financial or otherwise) of ENERGY; or

(k)  entered into any other contract or other transaction that materially increases the liabilities of ENERGY.

Section 5.17.  Absence of Certain Changes. Since the date of incorporation, there has been no event, change or development which could have a material adverse effect on ENERGY.

Section 5.18.  Brokerage. ENERGY reserves the right to pay a reasonable broker’s commission to a licensed broker dealer in connections with the transactions contemplated in this Agreement.

ARTICLE VI

ENERGY’S COVENANTS AND AGREEMENTS

Section 6.01.  Conduct of Businesses in the Ordinary Course. From the date of this Agreement to the Closing Date, ENERGY shall conduct its business substantially in the manner in which it is currently conducted and to not undertake any of the actions specified in Section 5.16, nor enter into any contract described in Section 5.14, without the prior written consent of FHWY.

Section 6.02.  Preservation of Permits and Services. From the date of this Agreement to the Closing Date, ENERGY shall use its best efforts to preserve any permits and licenses in full force and effect and to keep available the services, and preserve the goodwill, of its present officers, employees, agents, and consultants.

Section 6.03.   Litigation. From the date of this Agreement to the Closing Date, ENERGY shall notify FHWY promptly of any actions or proceedings of the type described in Section 5.13 that from the date hereof are threatened or commenced against ENERGY or against any officer, director, employee, properties or assets of ENERGY with respect to ENERGY’s affairs, or against any of the ENERGY Shares and of any requests for information or documentary materials by any governmental or regulatory body in connection with the transactions contemplated hereby.

Section 6.04.  Conduct of ENERGY Pending the Closing Date. From the date of this Agreement to the Closing Date: (a) ENERGY shall use its best efforts to conduct its affairs in such a manner so that, except as otherwise contemplated or permitted by this Agreement, the representations and warranties contained in Article V shall continue to be true and correct on and as of the Closing Date as if made on and as of the Closing Date; and (b) ENERGY shall promptly notify FHWY of any event, condition or circumstance occurring from the date of this Agreement to the Closing Date that would constitute a violation or breach of this Agreement by ENERGY.

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Section 6.05.  Acquisition Proposals. From the date of this Agreement to the Closing Date, neither ENERGY nor any of its officers, directors, affiliates, employees, representatives or agents, shall, directly or indirectly, solicit, initiate or participate in any way in discussions or negotiations with, or provide any information or assistance to, or enter into any contract with any person, entity or group (other than FHWY) concerning any acquisition of a substantial equity interest in, or in a merger, consolidation, liquidation, dissolution, disposition of assets of ENERGY or any disposition of any of the ENERGY Shares (an “Acquisition Proposal”) (other than pursuant to the transactions contemplated by this Agreement), or assist or participate in, facilitate or encourage any effort or attempt by any other person or entity to do or seek to do any of the foregoing. ENERGY shall promptly communicate to FHWY the terms of any Acquisition Proposal, which it may receive.

ARTICLE VII

FHWY’S COVENANTS AND AGREEMENTS

Section 7.01.  Conduct of Businesses in the Ordinary Course. From the date of this Agreement to the Closing Date, FHWY shall conduct its businesses substantially in the manner in which it is currently conducted and shall not enter into any contract described in Sections 4.13, or undertake any of the actions specified in Sections 4.14, without the prior written consent of ENERGY.

Section 7.02.  Preservation of Permits and Services. From the date of this Agreement to the Closing Date, FHWY shall use its best efforts to preserve any permits and licenses in full force and effect and to keep available the services of its present officers, employees, consultants and agents and to preserve its goodwill.

Section 7.03.   Litigation. From the date of this Agreement to the Closing Date, FHWY shall notify ENERGY of any actions or proceedings of the type described in Sections 4.09 that are threatened or commenced against FHWY or against any officer, director, employee, properties or assets of FHWY with respect to its affairs and of any requests for information or documentary materials by any governmental or regulatory body in connection with the transactions contemplated hereby.

Section 7.04.  Conduct of FHWY Pending the Closing. From the date hereof through the Closing Date:

(a)  FHWY shall use its best efforts to conduct its affairs in such a manner so that, except as otherwise contemplated or permitted by this Agreement, the representations and warranties contained in Article IV shall continue to be true and correct on and as of the Closing Date as if made on and as of the Closing Date; and

(b)  FHWY shall promptly notify ENERGY of any event, condition or circumstance occurring from the date hereof through the Closing Date that would constitute a violation or breach of this Agreement by FHWY.

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Section 7.05.   Corporate Examinations and Investigations. Prior to the Closing Date, ENERGY shall be entitled, through its employees and representatives, to make any investigation of the assets, liabilities, properties, business and operations of FHWY, and such examination of the books, records, tax returns, results of operations and financial condition of FHWY. Any such investigation and examination shall be conducted at reasonable times and under reasonable circumstances and FHWY and the employees and representatives of FHWY, including without limitation, their counsel and independent public accountants, shall cooperate fully with such representatives in connection with such reasonable review and examination.

ARTICLE VIII

TERMINATION

Section 8.01.   Termination.

(a)  Notwithstanding anything to the contrary in this Agreement, this Agreement may be terminated and the Merger and the other transactions contemplated by this Agreement shall be abandoned at any time prior to the Closing:

(i) by mutual written consent of FHWY and ENERGY;

(ii) by ENERGY if the valuation conditions in Section 2.01(b) are not satisfied;

(ii)               by either FHWY or ENERGY in the event that a temporary restraining order, preliminary or permanent injunction or other judicial order preventing the consummation of the Merger or any of the other transactions contemplated hereby shall have become final and non-appealable, provided that, the party seeking to terminate this Agreement pursuant to this clause (ii) shall have used all commercially reasonable efforts to have such order, injunction or other order vacated;

(iv) by either ENERGY or FHWY, if the Closing does not occur on or prior to September 30, 2013 (the “Termination Date”); provided, however, that the right to terminate this Agreement under this clause (iii) shall not be available to any Party whose material breach of this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before the Termination Date;

(v) by FHWY if FHWY is not then in material breach of this Agreement and if there shall have been any breach by ENERGY (which has not been waived) of one or more of its representations or warranties, covenants or agreements set forth in this Agreement, which breach or breaches shall not have been cured within thirty (30) days following receipt by ENERGY of written notice of such breach, or such longer period in the event that such breach cannot reasonably be expected to be cured within such 30-day period and ENERGY is diligently pursuing such cure, but in no event later than the Termination Date;

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(vi)  by ENERGY if ENERGY is not then in material breach of this Agreement and if there shall have been any breach by FHWY (which has not been waived) of one or more of its representations or warranties, covenants or agreements set forth in this Agreement, which breach or breaches shall not have been cured within thirty (30) days following receipt by FHWY of written notice of such breach; or

(vii)  by either ENERGY or FHWY if the Closing shall not have occurred on or before the Termination Date and both ENERGY and FHWY are in material breach of this Agreement.

(b)  In the event of termination by ENERGY or FHWY pursuant to this Section 8.01, written notice thereof shall forthwith be given to the other Party and the transactions contemplated by this Agreement shall be terminated, without further action by any Party.

Section 8.02.   Effect of Termination. If this Agreement is terminated and the transactions contemplated hereby are abandoned as described in Section 8.01, this Agreement shall become null and void and of no further force and effect, except for the provisions of (i) Section 8.01 and this Section 8.02; (ii) Section 9.15 relating to certain expenses; and (iii) Section 9.01 relating to publicity. Nothing in this Section 8.02 shall be deemed to release any Party from any liability for any breach by such Party of the terms, conditions, covenants and other provisions of this Agreement or to impair the right of any Party to compel specific performance by any other Party of its obligations under this Agreement.

ARTICLE IX

MISCELLANEOUS

Section 9.01.  Public Notices. The Parties agree that all notices to third parties and all other publicity concerning the transactions contemplated by this Agreement shall be jointly planned and coordinated and no Party shall act unilaterally in this regard without the prior approval of the others, such approval not to be unreasonably withheld.

Section 9.02.  Time. Time shall be of the essence hereof.

Section 9.03.  Notices. Any notice or other writing required or permitted to be given hereunder or for the purposes hereof shall be sufficiently given if delivered or faxed to the Party to whom it is given or, if mailed, by prepaid registered mail addressed to such Party at:

if to ENERGY, at:

F.I.T.T. Energy Products, Inc.

Michael Dunn

26381 Crown Valley Parkway, #230

Mission Viejo, CA 92691

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if to FHWY, at:

FITT Highway Products, Inc.

Michael Dunn

26381 Crown Valley Parkway, #230

Mission Viejo, CA 92691

or at such other address as the Party to whom such writing is to be given shall have last notified to the Party giving the same in the manner provided in this article. Any notice mailed shall be deemed to have been given and received on the fifth Business Day next following the date of its mailing unless at the time of mailing or within five (5) Business Days thereafter there occurs a postal interruption which could have the effect of delaying the mail in the ordinary and usual course, in which case any notice shall only be effectively given if actually delivered or sent by telecopy. Any notice delivered or faxed to the Party to whom it is addressed shall be deemed to have been given and received on the Business Day next following the day it was delivered or faxed.

Section 9.04.  Governing Law; Venue; Submission to Jurisdiction. This Agreement shall be governed by and construed and enforced in accordance with, the internal laws of the State of California without regard to the conflict of laws principles thereof as the same apply to agreements executed solely by residents of the State of California and wholly to be performed within the State of California. Each of the Parties submits to the jurisdiction of any state or federal court sitting in the State of California in any action or proceeding arising out of or relating to this Agreement, agrees that all claims in respect of the action or proceeding may be heard and determined in any such court, and agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the Parties waives any defense or inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto.

Section 9.05.  Settlement of Disputes. Any dispute arising out of or in connection with this Agreement, including, without limitation, any question regarding its existence, validity, interpretation, breach, or termination (a "Dispute"), which cannot be amicably settled between the Parties, shall be finally and exclusively resolved by arbitration in the State of California.

Section 9.06. Severability. If a court of competent jurisdiction determines that any one or more of the provisions contained in this Agreement is invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless in either case as a result of such determination this Agreement would fail in its essential purpose.

Section 9.07.  Entire Agreement. This Agreement constitutes the entire agreement between the Parties and supersedes all prior agreements and understandings, oral or written, by and between any of the Parties with respect to the subject matter hereof.

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Section 9.08.  Further Assurances. The Parties shall with reasonable diligence, do all such things and provide all such reasonable assurances as may be required to consummate the transactions contemplated by this Agreement, and each Party shall provide such further documents or instruments required by the other Party as may be reasonably necessary or desirable to give effect to the purpose of this Agreement and carry out its provisions whether before or after the Closing Date.

Section 9.09.  Inurement. This Agreement and each of the terms and provisions hereof shall inure to the benefit of and be binding upon the Parties and their respective heirs, executors, administrators, personal representatives, successors and assigns.

Section 9.10.  Confidentiality.

(a) All aspects and terms of the transaction contemplated by this Agreement and all information and data in whatever form (including written, oral or electronic) related thereto received by a Party from the other Party (collectively, “Confidential Information”) shall be held in strict confidence by the Parties, and not disclosed to any third parties except as otherwise set forth in this Section 9.10. The Parties agree to treat all information furnished by or on behalf of any Party hereto in accordance with the provisions of this Section 9.10 and to take, or abstain from taking, the other actions set forth herein. The Parties agree that the Confidential Information shall be used solely for the purpose of evaluating the transactions contemplated hereby and will be kept confidential by such Party, its officers, directors, employees, representatives, agents and advisors, provided that either Party may, without such approval, disclose Confidential Information: (i) to the receiving Party’s officers, directors, employees, representatives, agents and advisors, including outside professional advisors, who need to know the Confidential Information for the purpose of evaluating the Acquisition and agree in writing to be bound by the terms of confidentiality set forth in this Section 9.10, (ii) to any bank or financial institution from whom such Party is seeking or obtaining finance, upon obtaining a similar undertaking of confidentiality (but excluding this proviso) from such bank or institution, (iii) to which the disclosing Party has consented to in writing, (iv) as required by applicable law or the requirements of any recognized stock exchange in compliance with its rules and regulations, (v) to any government agency or tax authority lawfully requiring such information, or (vi) to any court of competent jurisdiction acting in pursuance of its powers.

(b) If this Agreement is terminated in accordance with Article VIII hereof, a Party that has received Confidential Information from the other Party shall return such Confidential Information to the other Party upon its written request and will not retain any copies, extracts or other reproductions thereof. If any Party or any of its representatives are requested in any proceeding to disclose any of the Information, such Party will provide the disclosing Party with prompt prior written notice of such request so that the disclosing Party may seek a protective order or other appropriate remedy or waive compliance with the terms of this Agreement.

(c) The Parties agree that, without the prior written consent of the other Party, which may be withheld in such Party’s sole discretion, none of the Parties shall disclose any provision of this Agreement, or its existence, to any third party except as otherwise set forth in this Section 9.10.

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Section 9.11.  Public Disclosure. Before the Closing and except as otherwise agreed by the Parties, no Party will make any public release of information regarding the transactions contemplated hereby, except as may be required by such Party pursuant to any applicable law, rules, regulations or statutes.

Section 9.12.  Assignment, Successors and Assigns. Neither Party may assign (directly, or indirectly by way of merger, amalgamation, stock sale or any similar procedure) any of its rights or obligations hereunder.

Section 9.13.  Waiver. Except as provided in this Article, no action taken or inaction pursuant to this Agreement will be deemed to constitute a waiver of compliance with any warranties, conditions or covenants contained in this Agreement and will not operate or be construed as a waiver of any subsequent breach, whether of a similar or dissimilar nature. No waiver of any right under this Agreement shall be binding unless executed in writing by the Party to be bound thereby.

Section 9.14.  Counterparts. This Agreement may be executed in as many counterparts as may be necessary or by facsimile and each such counterpart agreement or facsimile so executed shall be deemed to be an original and such counterparts and facsimile copies together shall constitute one and the same instrument and shall be valid and enforceable.

Section 9.15. Fees and Costs. Each Party shall pay their own costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby.

[Remainder of page intentionally left blank. Signature page follows.]

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IN WITNESS WHEREOF the Parties hereto have set their hand and seal as of the day and year first above written.

FITT HIGHWAY PRODUCTS, INC.	F.I.T.T. ENERGY PRODUCTS, INC.,
a Nevada corporation	a Nevada corporation

Name: Michael R Dunn	Name: Michael R Dunn
Title: CEO	Title: CEO

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SCHEDULE 4.08

FHWY ACTIONS AND PROCEEDINGS

California Employment Development Department collection action for past-due payroll taxes, including penalties and interest, totaling approximately $91,100

Internal Revenue Service collection action for past-due payroll taxes, including penalties and interest, totaling approximately $184,600

California Franchise Tax Board collection action for past-due income taxes, including penalties and interest, totaling approximately $10,100

California Recycle collection action for past-due recycling fees totaling approximately $15,055

Judgment on behalf of Big Four Distributing for unpaid accounts payable totaling approximately $24,100

Judgment on behalf of Worldwide Express for unpaid accounts payable totaling approximately $8,000

Schedule 4.08

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SCHEDULE 5.13

ENERGY ACTIONS AND PROCEEDINGS

None.

Schedule 5.13

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SCHEDULE 5.14

ENERGY CONTRACTS

Exclusive Master Marketing Agreement with GRIPS Marketing Corporation dated October 11, 2011 – initial term of 5 years

Product Development & Marketing Agreement with Rand Scott M.D. dated March 1, 2012 – initial term 24 months

Consulting Agreement with Andrew Loza dated January 5, 2013 – initial term 12 months

Consulting Agreement with Anna Rawson dated March 12, 2013 – initial term 24 months

Brokerage Agreement with SummitHill Sales & Marketing dated March 19, 2013 – initial term “year to year”

Schedule 5.14

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